UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-01911

                        SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                        Schroder Capital Funds (Delaware)
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------
                                  SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

OCTOBER 31, 2004                  ANNUAL REPORT

                                  Schroder U.S. Large Cap Equity Fund

                                  Schroder U.S. Opportunities Fund

                                  Schroder International Fund

                                  Schroder Municipal Bond Fund

                                  Schroder Short-Term Municipal Bond Fund


[LOGO OMITTED] SCHRODERS

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                          December 10, 2004

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds that covers the twelve-month period ended October 31, 2004. This report includes comments from portfolio managers, schedules of investments and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

The past year provided investors in the financial markets with positive financial returns, generally in line with long-term averages for most asset classes. However, within the period, there was significant volatility of returns, which continues to underscore the importance of asset allocation. There was an ebb and flow of sentiment about the outlook for corporate earnings, monetary policy and oil prices, among others. Concerns over the direction of the war in Iraq and terrorist activity also factored in to market concerns.

Although inflation remains low from a historical perspective, many central banks, including the U.S. Federal Reserve, want to be vigilant and keep it from becoming a concern. With interest rates still at some of their lowest levels in 45 years, and the economy growing again, the Fed is expected to continue to reduce the level of monetary accommodation in a measured way. We have seen short-term interest rates inching higher since March and we believe they are likely to continue to do so.

While the factors described above impacted stocks globally, international stocks were able to produce far stronger returns for U.S. investors. This was largely due to the weakening of the U.S. dollar as the U.S. struggles with a sizeable budget and current account deficits. As the U.S. dollar is not expected to gain significant ground anytime soon, dollar returns from non-U.S. stocks are likely to benefit further.

Despite the Federal Reserve increasing its benchmark Federal Funds target rate three times during the Funds' fiscal year, bond funds have performed better than expected as intermediate and longer term rates moved up and down throughout the period. Towards the end of the fiscal year, bonds benefited from a series of weaker than expected economic reports, creating concern that the economy may not be as strong as originally forecast. With further interest rate hikes predicted, it remains uncertain if such performance in the bond market can continue.

The complexity and variety of factors that play a role in domestic and international equity and fixed income markets reinforces the need to develop and maintain a diversified portfolio that incorporates both your individual financial goals and your overall investment horizon.

We thank you for making Schroders part of your investment goals and for your continued confidence.

                                                    Sincerely,


                                                    /s/ Mark A. Hemenetz

                                                    Mark A. Hemenetz

                                                    President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 12, 2004)

PERFORMANCE

Total return for the Schroder U.S. Large Cap Equity Fund for the twelve-month period ended October 31, 2004 was 7.49% compared with its benchmark, the S&P 500 Index, which had a total return of 9.42%.

During the fiscal year, the sector composition of the Fund emphasized those areas we expected to benefit from a pick-up in corporate spending. While this strategy was successful in the capital goods sector, it proved detrimental in the media and technology industries where growth was not as expected. Media holdings (CLEAR CHANNEL COMMUNICATIONS, LIBERTY MEDIA and VIACOM) suffered as a result of concern over advertising growth rates. Fund holdings in the technology sector (INTEL and CISCO SYSTEMS) provided disappointing returns. For INTEL, this was due to a weaker sales outlook than expected while CISCO'S valuation compressed from lofty valuations. In addition, pharmaceutical companies WYETH and PFIZER were affected by perceived industry risks associated with potential political interference in drug pricing.

The Fund did benefit from good stock selection in the telecommunications, energy and capital goods sectors. AT&T WIRELESS rose prior to its takeover in early 2004, and energy companies EOG RESOURCES and CONOCOPHILLIPS benefited from high oil and gas prices and strong earnings momentum. Within the capital goods
sector,   TEXTRON  and  PARKER  HANNIFIN   produced  strong   contributions   to
performance.

MARKET BACKGROUND

While the U.S. equity market saw modest gains during the fiscal year, significant increases were hampered by several factors during the second half of the period. These included higher valuations that followed the market's strong rise during the first six months and uncertainty regarding the outlook for economic and corporate profits growth due to high oil prices and monetary tightening. However, towards the end of the period, investor sentiment did begin to improve based on indications that the U.S. economy was regaining strength and inflationary pressures remained moderate. Both of these factors also allowed the Federal Reserve to continue gradually increasing interest rates. Corporate profits growth remained strong, supporting valuations, although companies started to lower earnings expectations in the third calendar quarter. This improved confidence and more reasonable valuation levels provided the impetus for stronger performance towards the end of the fiscal year.

On a sector level, energy, utilities, telecommunications and industrials all outperformed the overall market. The results in the energy sector can be primarily attributed to higher oil prices while the cash generative utilities and telecommunications sectors, performance reflected a degree of caution among investors and industrials benefited from a pick-up in capital spending. The weakest performing sectors included consumer staples as companies appeared to have little pricing power, healthcare amid fears of increased political scrutiny and technology and semiconductor manufacturers as a result of fears of deteriorating business conditions in 2005.

PORTFOLIO REVIEW

The Fund began the period largely holding companies with what we believe was a record of providing superior returns or prospects for medium term sales and margin improvement, at the expense of more fully valued companies where only high sensitivity to continued acceleration in economic growth was deemed to be the main attraction. This strategy changed very little as the year progressed.

During the fiscal year, the Fund moved overweight versus the benchmark in the capital goods sector with the addition of companies that we expected to benefit at a later stage of the business cycle, notably aerospace and commercial construction businesses. The consumer cyclicals weighting declined during the period and, within retailing, the emphasis remained on attractively valued stocks engaged in internal restructuring, on the belief that they would be cushioned against the likely slowdown in consumer spending.

The greatest change to the Fund during the period was the increase in exposure to the financial services sector, which was driven by individual stock selection rather than any overall sector views. Additions were made to investment banks, given the prospect of strong merger and acquisitions activity and a general improvement in capital markets. As well, we purchased

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

securities of what we believed were undervalued commercial banks with strong management teams, prospects for improving loan growth and good dividend yields. Technology sector exposure also increased at the end of the fiscal year, but the Fund remained underweight versus the benchmark. Stocks purchased included hardware companies that are sensitive to increased spending companies for technology systems.

The Fund ended the period overweight in the energy sector, although strong relative performance prompted several changes. After several large integrated oil companies produced strong gains a switch was made to more attractively valued exploration and production and gas companies. Finally, the Fund's exposure to the healthcare sector was reduced and the materials sector was increased with additions to companies we expected to weather any slowdown in global economic activity.

OUTLOOK

Most analysts agree that the U.S. economy is likely to slow and corporate profits growth is expected to moderate in 2005. However, although greater uncertainty about future profit growth and the impact of interest rate increases could contribute to some volatility in the next six months, we anticipate that valuation levels will mitigate these concerns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
        U.S. LARGE CAP EQUITY FUND VS. STANDARD & POOR'S (S&P) 500 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Schroder U.S. Large Cap
                             Equity Fund              S&P 500 Index
       10/94                  $10,000                   $10,000
       10/95                   11,776                    12,644
       10/96                   14,066                    15,691
       10/97                   17,793                    20,730
       10/98                   19,371                    25,288
       10/99                   25,366                    31,780
       10/00                   30,117                    33,715
       10/01                   21,600                    25,320
       10/02                   16,837                    21,494
       10/03                   21,168                    25,965
       10/04                   22,753                    28,411

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                        One Year Ended     Five Years Ended     Ten Years Ended
                                                       October 31, 2004    October 31, 2004    October 31, 2004
                                                       ----------------    ----------------    ----------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares .........................................           7.49%            (2.15)%(a)           8.57%(a)

(a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Pfizer                                                                3.6%
Microsoft                                                             3.4
Bank of America                                                       3.4
Citigroup                                                             3.0
Cisco Systems                                                         2.9

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Financial Services                                                    21.5%
Capital Goods                                                         13.3
Healthcare                                                            11.8
Energy                                                                 8.6
Consumer Cyclicals                                                     8.3
Consumer Staples                                                       7.4
Computer Software                                                      5.4
Media                                                                  5.3
Computer Hardware                                                      4.7
Telecommunications                                                     3.1
Communications Equipment                                               2.9
Technology-Semiconductors                                              2.7
Basic Industries                                                       2.4
Utilities                                                              2.2
Short-Term Investments                                                 0.4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 12, 2004)

PERFORMANCE

The Schroder U.S. Opportunities Fund had a total return of 21.01% for the twelve months ended October 31, 2004. This compares to the benchmark Russell 2000 Index return of 11.73% for the same period.

The Fund outperformed the benchmark in seven sectors: technology, consumer staples, auto and transportation, healthcare, consumer discretionary, utilities and producer durables. Performance in the materials and processing, financial services and other energy sectors were below those of the benchmark.

MARKET BACKGROUND

In contrast to the last fiscal year -- where small capitalization performance was driven by smaller (micro), riskier non-earnings stocks -- the recently ended fiscal year brought the return of larger, fundamentally sound, earnings-producing small capitalization companies.

Technology was the only sector of the Russell 2000 Index to show negative returns during the fiscal year. This was largely brought on by unsustainable growth rate expectations, after the market accelerated very quickly following an extended down period.

The fiscal year was marked by oil prices reaching new highs and weakness in the U.S. dollar and the Federal Reserve rose interest rates by 75 basis points. These were the first rate hikes in four years and were mainly prompted by inflationary concerns as the economy improved. At times, weaker than expected employment data released during the period fostered concerns over the viability of consumer spending as an ongoing growth engine.

PORTFOLIO REVIEW

Stock selection was the primary contributor to the strong performance relative to the benchmark for the fiscal year. The holdings that made the largest contribution to overall returns were IMMUCOR, a developer and manufacturer of reagents and automated systems for hospitals and laboratories, MCAFEE (formerly Network Associates, Inc.) which supplies computer security solutions and FISHER SCIENTIFIC INTERNATIONAL, a provider of products and services to research laboratories. Overall price appreciation of these three securities was primarily due to good earnings results, analyst upgrades, and improving company fundamentals.

The integrated oils, materials and processing and financial services sectors underperformed the benchmark mainly due to our underweight position. The stocks that detracted most from the Fund's performance were DOUBLECLICK, a provider of technology, data products and services for marketing processes, CONSECO, an insurance group holding company and MICREL, a designer, developer and manufacturer of analog power integrated circuits (ICs), mixed-signal and digital ICs. The price depreciation of these stocks was due to poorer than expected earnings and analyst downgrades.

On a sector level, the Fund is overweight in healthcare holdings versus the benchmark due to the number of what we believe are mispriced, secular growth stocks that can be found in the sector. An example of such a holding is DAVITA, a provider of kidney dialysis services.

The Fund recently moved to an underweight position in the materials and processing sector. This is viewed as a short-term position as profits were taken from companies that benefited from increased Chinese demand, such as U.S. STEEL, which was up over 100% from trough to peak. The Fund is also underweight in the financial services sector based on the belief that small banks' growth prospects are limited due to low commercial loan growth and consumer demand.

OUTLOOK

It is expected that the Federal Reserve will continue to raise interest rates incrementally into 2005, until a more normalized level is reached. Historically, higher interest rates have led investors to migrate from small cap stocks to large cap ones. It is impossible to predict whether this pattern will repeat; however upside potential in the small cap market can be seen into the next calendar year based on low price/earnings valuations.

The Fund is concentrated in what we believe are larger, fundamentally sound small cap companies. As always, a growth-at-a-reasonable-price strategy will be applied in a search for companies that we believe are otherwise misunderstood or under-followed and which possess strong fundamentals and drivers for price appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------


     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                 U.S. OPPORTUNITIES FUND VS. RUSSELL 2000 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                Schroder U.S.
                             Opportunities Fund        Russell 2000 Index
          10/94                  $10,000                    $10,000
          10/95                   13,294                     11,833
          10/96                   17,196                     13,797
          10/97                   22,764                     17,844
          10/98                   19,135                     15,731
          10/99                   20,840                     18,071
          10/00                   29,328                     21,217
          10/01                   30,299                     18,522
          10/02                   27,297                     16,379
          10/03                   36,067                     23,481
          10/04                   43,645                     26,235

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies in terms of market capitalization and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                      One Year Ended        Five Years Ended       Ten Years Ended
                                                     October 31, 2004       October 31, 2004       October 31, 2004
                                                     ----------------       ----------------       ----------------
Schroder U.S. Opportunities Fund (a) --
   Investor Shares ................................        21.01%                15.93%(b)              15.88%(b)

(a) Effective January 2, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the line graph and table above for prior periods would not necessarily have been achieved under the Fund's current management.

(b)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

DaVita                                                                 2.0%
Reinsurance Group of America                                           1.9
Platinum Underwriters Holdings                                         1.8
Integrated Device Technology                                           1.6
Scientific Games Class A                                               1.6

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Consumer Discretionary                                                20.3%
Financial Services                                                    14.1
Technology                                                            13.9
Healthcare                                                            13.8
Producer Durables                                                      9.4
Other Energy                                                           6.4
Materials & Processing                                                 5.7
Autos & Transportation                                                 4.1
Utilities                                                              2.6
Consumer Staples                                                       1.3
Other                                                                  0.8
Short-Term Investments                                                 7.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 12, 2004)

PERFORMANCE

For the twelve-month period ended October 31, 2004, the Schroder International Fund had a total return of 13.31%. During the same timeframe, the Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of 18.84%.

Stock selection was the primary reason for the Fund's underperformance during the fiscal year. This underperformance was a result of holdings in both the Pacific ex-Japan region and emerging markets, many of which were sold during the first half of the period. Although the market began to reward the types of companies held by the Fund during the second half of the fiscal year and stock selection turned positive, it could not offset the initial declines.

MARKET BACKGROUND

The strong returns that international stock markets saw during the first half of the fiscal year came to an end at the start of the second half. Rising oil prices, a tighter monetary policy in the U.S. and U.K. and indications that global economic growth was beginning to slow all contributed to the shift in sentiment. Among those countries that appeared to experience a slowdown were the U.S., Japan, China and the U.K. However, selected countries within Europe saw marginal growth during the period. Towards the end of the fiscal year, sentiment steadily began to improve as expectations of tighter monetary policy moderated. Perhaps the greatest concern to both central bankers and investors was high oil prices, which are often viewed as a greater threat to growth than inflation. The rise in the price per barrel of oil appears to have curbed consumers' spending power and the aggressive price discounting suggested that companies were struggling to offset higher input costs.

In the final months of the fiscal year, the prospect of easier-than-expected monetary policy boosted many international markets, prompting some profit-taking in high quality companies and renewed interest in the technology sector. Consistent with previous periods when investors became more cautious, better quality companies with strong balance sheets and market positions generally started to outperform. At the sector level, utilities and telecommunications were among the strongest performers, and energy benefited from high oil prices. The technology sector performed poorly, most notably, semiconductor manufacturers.

With the exception of Japan, the major developed equity markets outperformed the U.S. market, particularly in U.S. dollar terms. Although Japan benefited from positive currency conversion, overall confidence in the country's domestic economic recovery remained low. Given that the U.S. dollar is expected to weaken further due to sizeable budget and current account deficits, we expect dollar returns from non-U.S. stocks to benefit further.

PORTFOLIO REVIEW

In the middle of the fiscal year, the Fund shifted from a cyclical orientation to a more risk-averse position. As a result the Fund increased its weightings in the consumer staples and utilities sectors with purchases such as TESCO and VEOLIA ENVIRONNEMENT, and primarily financed the purchases through the sale of stocks in the materials and financial sectors. Overall, the industrials sector weighting also declined, particularly in continental Europe, while exposure to quality Japanese industrial stocks was increased. Compared with the MSCI EAFE benchmark, the Fund ended the period underweight the healthcare sector mainly due to the effects that rising generic drug competition and increased regulation are expected to have on the pharmaceutical industry. The technology sector weighting remained virtually unchanged, although the composition shifted from European stocks to cheaper, more competitive companies in emerging markets, notably SAMSUNG ELECTRONICS in Korea.

At the country level, changes during the fiscal year resulted in increased weightings in both the U.K. and Japan and decreases in continental Europe and emerging markets. The U.K. shift was in response to the market's high weighting of quality stocks with cheap valuations, while in Japan, we believe that ongoing cost cutting is supporting strong corporate profits growth and the improved financial health of the corporate sector and is still not fully reflected in valuations. The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

move in continental Europe was a result of sluggish economic growth and an over-reliance on global demand. Emerging markets were reduced due to their sensitivity to slower global trade and declining risk tolerance. However, the Fund's emerging markets exposure was not eliminated entirely on the belief that these holdings continue to have attractive valuations, reduce overall country risk and poses the potential for comparatively strong growth, which should help to mitigate against near-term weakness.

OUTLOOK

Non-U.S. equity markets appear to have modest upside potential. Easier-than-expected monetary policy is expected to boost markets, although tougher business conditions may have the offsetting negative effect of weaker than expected profit growth. For this reason and a number of potentially destabilizing factors, such as high oil prices and a likely decline in the value of the U.S. dollar, current optimism is likely to be short-lived.

Companies with relatively non-cyclical revenue streams, strong balance sheets and market positions are expected to perform well as economic growth slows and business conditions become more challenging. The scope for further cost cutting in Europe and Japan should help to offset the slowing profit momentum caused by the continued deceleration in economic activity. Dividend growth should remain robust given the strength of corporate cash flows. While emerging markets will be sensitive to slowing trade growth, we believe that valuations remain attractive, national finances are much improved and economic growth will remain well above the global norm.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
       INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                                   EAFE INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                Schroder
                           International Fund      MSCI EAFE Index
         10/94                  $10,000               $10,000
         10/95                   10,177                 9,964
         10/96                   11,178                11,008
         10/97                   12,110                11,518
         10/98                   12,572                12,628
         10/99                   15,315                15,537
         10/00                   16,544                15,086
         10/01                   12,414                11,325
         10/02                   10,279                 9,829
         10/03                   12,608                12,486
         10/04                   14,287                14,838

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                       October 31, 2004   October 31, 2004   October 31, 2004
                                                       ----------------   ----------------   ----------------
Schroder International Fund -- Investor Shares .....         13.31%           (1.38)%(a)          3.63%(a)

(a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Tesco                                                                 4.8%
Royal Dutch Petroleum                                                 3.5
Royal Bank of Scotland Group                                          2.9
Unilever                                                              2.8
Ricoh                                                                 2.5

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                                                                % of Investments

Continental Europe                                                   33.6%
U.K.                                                                 29.0
Japan                                                                22.8
Pacific ex-Japan                                                      7.9
Emerging Markets                                                      5.1
Short-Term Investments                                                1.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 12, 2004)

PERFORMANCE

The Schroder Municipal Bond Fund -- Investor Shares had a total return of 3.53% and the Advisor Shares had a total return of 3.21% for the period from inception on December 31, 2003 to October 31, 2004. This compares to the benchmark Lehman Brothers Municipal Bond 5-Year Index return of 2.46% for the same period.

One reason for the Fund's strong performance during the period was its ability to generate a high level of income. This was a result of holding a significant number of high coupon, above average yielding securities throughout the timeframe.

MARKET BACKGROUND

After a difficult start through the first half of the fiscal year, the municipal bond market rebounded during the last six months of the period. Oil prices were said to be one reason for the upswing. As per barrel costs climbed higher, investors trimmed their economic forecasts and dampened fears of inflation (inflation erodes the value of fixed income investments such as those in the Fund). Specifically, the spike in oil prices at the end of the third calendar quarter was a principal factor that led to a decrease in consumer spending figures. In addition, after keeping rates artificially low, the Federal Reserve increased the Federal Funds rate citing modest improvements in labor market conditions and the overall economy.

Credit concerns continue as Moody's Investor Services placed twelve states on its negative watch-list or assigned their state bond rating a negative outlook. While some state revenues are bolstered by improved collection procedures and enacted tax increases, expenditures, such as Medicaid, prisons and schools, continue to grow at levels that far exceed available revenues. The Center for the Study of the States estimates that tax collections increased 5% through the third calendar quarter of 2004 versus the third quarter of 2003 (net of inflation and legislation). Medicaid and prison costs alone are rising at rates two to three times the average rise in tax collections.

California, once the lowest rated state in the nation at BBB by Standard and Poor's (two levels away from junk bond status), was upgraded to A- during the third quarter. The State's recovering economy and $12 billion bond sale to pay off maturing debt were cited as the reasons for the move. Perhaps most notable was the (not unexpected) downgrade of New Jersey bonds from AA to AA- by Standard and Poor's. This was due to the State's continued reliance on one-time measures to balance its budget.

PORTFOLIO REVIEW

The Fund continues to be constructed with a high level of credit quality consisting of municipal securities that typically contain additional or enhanced collateral apart from the credit of the municipality itself. This additional credit enhancement generally takes the form of a U.S. Government or federal agency guarantee, a bank letter of credit, insurance from a third party, or a first mortgage. At the end of the fiscal year, 29.9% of the Fund's holdings were backed by the U.S. Government or a federal agency, 24.8% were backed by a third party insurer and 13.6% were supported by a bank letter of credit.

OUTLOOK

We continue to find significant value in U.S. Treasury or federal agency-backed tax-exempt municipal bonds. For the foreseeable future, the Fund will continue to focus on a duration neutral approach. Consequently, its average effective duration will track closely with the Lehman Brothers Municipal Bond 5-Year Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER MUNICIPAL BOND FUND, INVESTOR AND ADVISOR SHARES, VS. LEHMAN BROTHERS
                          MUNICIPAL BOND 5-YEAR INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                Schroder Municipal  Schroder Municipal     Lehman Brothers
                    Bond Fund           Bond Fund          Municipal Bond
                 Investor Shares     Advisor Shares         5 Year Index
   12/31/03        $10,000             $10,000                $10,000
   10/04            10,353              10,321                 10,246

PERFORMANCE INFORMATION
                                                         Inception to
                                                       October 31, 2004
                                                       ----------------
Schroder Municipal Bond Fund --
   Investor Shares ................................        3.53%(a)
   Advisor Shares .................................        3.21%(a)

(a) Cumulative total return from commencement of Fund operations (December 31, 2003). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

BFL Funding VI                                                        4.9%

Marshall County, Public Property
   Corporation RB, Courthouse
   Facility Project                                                   4.4

Chicago, Kingsbury Redevelopment
   Project TAN, Series A                                              4.3

State Health Facilities Authority RB,
   Phoenix Baptist Hospital & Medical
   Center, MBIA, ETM                                                  3.8

Louisiana Public Facilities Authority
   RB, Pendleton Memorial Methodist
   Hospital, Pre-Refunded @ 101                                       3.8

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Insured                                                              24.8%
Escrowed to Maturity/Pre-Refunded                                    22.5
Corporate Supported                                                  13.6
General Obligation                                                    7.8
Education                                                             7.7
Federal Agency                                                        7.4
Tax Increment Financings                                              4.4
Housing                                                               3.1
Industrial Development                                                2.4
REIT                                                                  1.7
Health Care                                                           0.9
Utilities                                                             0.2
Transportation                                                        0.0
Short-Term Investment                                                 3.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 12, 2004)

PERFORMANCE

The Schroder Short-Term Municipal Bond Fund -- Investor Shares had a total return of 1.26% and the Advisor Shares had a total return of 1.05% for the period from inception on December 31, 2003 to October 31, 2004. This compares to the benchmark Lehman Brothers Municipal Bond 1-Year Index return of 1.02% for the same period.

The Fund outperformed the benchmark due to the fact that the additional yield and income generated by the Fund's investments counteracted the decrease in prices that resulted from a rise in short-term interest rates. According to the Bloomberg national municipal scale, the yield of a two-year AAA-rated municipal bond increased by 41 basis points (1.48% to 1.89%) for the reporting period.

MARKET BACKGROUND

After a difficult start through the first half of the fiscal year, the municipal bond market rebounded during the last six months of the period. Oil prices were said to be one reason for the upswing. As per barrel costs climbed higher, investors trimmed their economic forecasts and dampened fears of inflation (inflation erodes the value of fixed income investments such as those in the Fund). Specifically, the spike in oil prices at the end of the third calendar quarter was a principal factor that led to a decrease in consumer spending figures. In addition, after keeping rates artificially low, the Federal Reserve increased the Federal Funds rate citing modest improvements in labor market conditions and the overall economy.

Credit concerns continue as Moody's Investor Services placed twelve states on its negative watch-list or assigned their state bond rating a negative outlook. While some state revenues are bolstered by improved collection procedures and enacted tax increases, expenditures, such as Medicaid, prisons and schools, continue to grow at levels that far exceed available revenues. The Center for the Study of the States estimates that tax collections increased 5% through the third calendar quarter of 2004 versus the third quarter of 2003 (net of inflation and legislation). Medicaid and prison costs alone are rising at rates two to three times the average rise in tax collections.

California, once the lowest rated state in the nation at BBB by Standard and Poor's (two levels away from junk bond status), was upgraded to A- during the third quarter. The State's recovering economy and $12 billion bond sale to pay off maturing debt were cited as the reasons for the move. Perhaps most notable was the (not unexpected) downgrade of New Jersey bonds from AA to AA- by Standard and Poor's. This was due to the State's continued reliance on one-time measures to balance its budget.

PORTFOLIO REVIEW

The Fund continues to be constructed with a high level of credit quality consisting of municipal securities that typically contain additional or enhanced collateral apart from the credit of the municipality itself. This additional credit enhancement generally takes the form of a U.S. Government or federal agency guarantee, insurance from a third party, a bank letter of credit or a first mortgage. At the end of the fiscal year, 24.3% of the Fund's holdings were backed by the U.S. Government or a federal agency, 22.7% were backed by a third party insurer and 11.3% were supported by a bank letter of credit.

OUTLOOK

We continue to believe there is significant value in higher credit quality issues, such as tax-exempt municipal bonds backed by U.S. Treasuries or a federal agency and will look to increase their weightings as a percentage of holdings as we find them at the right price in the market. We also expect our focus will continue to be on purchasing individual bonds that add after-tax value to the municipal portfolio.

Based on the belief that no one can accurately forecast the direction of interest rates on a consistent basis, the Fund's duration neutral approach is expected to continue. As a result, the average effective duration of the portfolio will continue to be approximately two years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER SHORT-TERM
             MUNICIPAL BOND FUND, INVESTOR AND ADVISOR SHARES, VS.
                  LEHMAN BROTHERS MUNICIPAL BOND 1-YEAR INDEX.


Schroder Short-Term Municipal Bond Fund
           Schroder Short-Term     Schroder Short-Term      Lehman Brothers
           Municipal Bond Fund     Municipal Bond Fund      Municipal Bond
             Investor Shares         Advisor Shares          1-Year Index
12/31/03        $10,000                 $10,000                $10,000
10/04            10,126                  10,105                 10,102

PERFORMANCE INFORMATION
                                                                  Inception to
                                                                October 31, 2004
                                                                ----------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares ............................................     1.26%(a)
   Advisor Shares .............................................     1.05%(a)

(a) Cumulative total return from commencement of Fund operations (December 31, 2003). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Mississippi Home Corporation RB,
   Single-Family Mortgage, Series A,
   AMT, FNMA, GNMA, USDA                                              4.6%

Central Brown County, Water
   Authority BAN                                                      4.4

Sedgwick & Shawnee Counties,
   Single-Family Mortgage RB,
   Series A, AMT, GNMA, FNMA                                          4.2

Franklin County, Hospital RB,
   Holy Cross Health System, MBIA                                     3.8

IIS/Syska Holdings Energy                                             3.6

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Insured                                                              22.7%
Federal Agency                                                       13.6
Corporate Supported                                                  11.3
Escrowed to Maturity/Pre-Refunded                                    10.7
Healthcare                                                            9.0
Utilities                                                             8.1
Industrial Development                                                5.2
REIT                                                                  5.1
Housing                                                               4.3
General Obligation                                                    3.4
Moral Obligation                                                      3.1
Education                                                             1.2
Tax Increment Financings                                              0.5
Short-Term Investment                                                 1.8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004

  SHARES                                                                 VALUE $
  ------                                                                 -------

            COMMON STOCK - 103.6%
            BASIC INDUSTRIES - 2.5%
    1,638   EI du Pont de Nemours                                         70,221
    1,406   International Paper                                           54,145
    2,082   Monsanto                                                      89,006
                                                                       ---------
                                                                         213,372
            CAPITAL GOODS - 13.9%
    3,563   AGCO (1)                                                      69,193
    3,690   Cendant                                                       75,977
    5,923   General Electric                                             202,093
    4,666   Honeywell International                                      157,151
    2,706   Kennametal                                                   125,910
    2,194   Parker Hannifin                                              154,962
    2,807   Textron                                                      191,297
    2,069   United Technologies                                          192,045
                                                                       ---------
                                                                       1,168,628
            COMMUNICATIONS EQUIPMENT - 3.1%
   13,420   Cisco Systems (1)                                            257,798
                                                                       ---------
            COMPUTER HARDWARE - 4.9%
    4,821   Dell (1)                                                     169,025
    1,628   Lexmark International (1)                                    135,303
   23,672   Sun Microsystems (1)                                         107,234
                                                                       ---------
                                                                         411,562
            COMPUTER SOFTWARE - 5.6%
   10,570   Microsoft                                                    295,854
    9,875   Oracle (1)                                                   125,017
    5,513   Siebel Systems (1)                                            52,374
                                                                       ---------
                                                                         473,245
            CONSUMER CYCLICALS - 8.6%
    1,268   Federated Department Stores                                   63,970
    4,376   Home Depot                                                   179,766
    7,456   Office Depot (1)                                             120,713
    2,704   Target                                                       135,254
    4,241   Wal-Mart Stores                                              228,675
                                                                       ---------
                                                                         728,378
            CONSUMER STAPLES - 7.7%
    3,777   Altria Group                                                 183,033
    2,717   Colgate-Palmolive                                            121,233
    3,249   PepsiCo                                                      161,085
    3,654   Procter & Gamble                                             187,012
                                                                       ---------
                                                                         652,363
            ENERGY - 8.9%
    1,764   ConocoPhillips                                               148,723
    2,054   Cooper Cameron (1)                                            99,311
    1,735   Devon Energy                                                 128,338
    2,370   EOG Resources                                                157,747
    2,000   Exxon Mobil                                                   98,440
    3,239   Halliburton                                                  119,972
                                                                       ---------
                                                                         752,531

  SHARES                                                                 VALUE $
  ------                                                                 -------

            FINANCIAL SERVICES - 22.4%
    6,562   Bank of America                                              293,912
    3,671   Bank of New York                                             119,161
      872   Chubb                                                         62,897
    5,861   Citigroup                                                    260,052
    2,444   Federal National Mortgage
              Association                                                171,447
    2,701   Merrill Lynch                                                145,692
    3,025   Prudential Financial                                         140,572
    4,890   St. Paul Travelers                                           166,064
    3,729   U.S. Bancorp                                                 106,687
    3,834   Wachovia                                                     188,671
    2,563   Willis Group Holdings                                         92,140
    1,934   XL Capital Class A                                           140,215
                                                                       ---------
                                                                       1,887,510
            HEALTHCARE - 12.3%
    4,749   Abbott Laboratories                                          202,450
    1,065   Aetna                                                        101,175
      938   AmerisourceBergen                                             51,627
    4,281   Baxter International                                         131,684
    1,290   Fisher Scientific International (1)                           73,994
   11,027   Pfizer                                                       319,232
    3,836   Wyeth                                                        152,097
                                                                       ---------
                                                                       1,032,259
            MEDIA - 5.5%
    2,473   Clear Channel Communications                                  82,598
      830   DreamWorks Animation
              Class A (1)                                                 32,412
   15,167   Liberty Media (1)                                            135,290
    5,903   Viacom Class B                                               215,400
                                                                       ---------
                                                                         465,700
            TECHNOLOGY-SEMICONDUCTORS - 2.8%
    1,772   Analog Devices                                                71,341
    7,331   Intel                                                        163,188
                                                                       ---------
                                                                         234,529
            TELECOMMUNICATIONS - 3.2%
    2,038   Nextel Communications
              Class A (1)                                                 53,987
    3,149   Sprint-FON Group                                              65,972
    3,863   Verizon Communications                                       151,043
                                                                       ---------
                                                                         271,002
            UTILITIES - 2.2%
    1,304   Dominion Resources                                            83,873
    2,506   FirstEnergy                                                  103,573
                                                                       ---------
                                                                         187,446
                                                                       ---------
            TOTAL COMMON STOCK
              (Cost $7,785,926)                                        8,736,323
                                                                       ---------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2004

PRINCIPAL
AMOUNT $                                                               VALUE $
---------                                                              -------

             SHORT-TERM
               INVESTMENTS - 0.4%
      627    JPMorgan Chase
               Time Deposit, 1.31%                                   $      627

SHARES
------

   36,000    SEI Daily Income Trust Money
               Market Fund, 1.65% (2)                                    36,000
                                                                     ----------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $36,627)                                            36,627
                                                                     ----------
             TOTAL
               INVESTMENTS - 104.0%
               (Cost $7,822,553)                                      8,772,950
                                                                     ----------
             OTHER ASSETS LESS
               LIABILITIES - (4.0)%                                    (338,937)
                                                                     ----------
             TOTAL NET
               ASSETS - 100.0%                                       $8,434,013
                                                                     ==========

(1) Denotes non-income producing security.

(2) Rate shown is 7-day yield as of October 31, 2004.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004

 SHARES                                                                 VALUE $
 ------                                                                 -------

           COMMON STOCK - 90.9%
           AUTOS & TRANSPORTATION - 4.1%
  19,300   EGL (1)                                                       617,214
  18,900   JetBlue Airways (1)                                           416,745
  30,100   Kansas City Southern (1)                                      510,195
  39,800   Laidlaw International (1)                                     663,466
   4,500   Landstar System (1)                                           305,730
  53,500   Northwest Airlines (1)                                        473,475
                                                                      ----------
                                                                       2,986,825
           CONSUMER DISCRETIONARY - 20.2%
  72,700   1-800-Flowers.com Class A (1)                                 587,052
  28,700   Acxiom                                                        717,500
   6,822   Advance Auto Parts (1)                                        266,877
  25,400   Boyd Gaming                                                   850,646
  21,200   Carmike Cinemas (1)                                           758,960
  19,900   CEC Entertainment (1)                                         756,598
  44,900   Centerplate                                                   617,375
   7,300   Central Garden & Pet (1)                                      260,756
  25,900   Educate (1)                                                   311,836
  10,050   Fossil (1)                                                    299,088
  41,100   GameStop Class A (1)                                          805,149
  31,900   Gevity HR                                                     568,139
  42,700   Goody's Family Clothing                                       375,333
  33,100   Jackson Hewitt Tax Service (1)                                695,100
   4,700   MAXIMUS (1)                                                   127,746
  18,600   McCormick & Schmick's
             Seafood Restaurants (1)                                     258,726
  24,200   Orient-Express Hotels Class A                                 429,550
  41,900   Pep Boys-Manny, Moe & Jack                                    595,818
  21,700   PETCO Animal Supplies (1)                                     776,209
   4,400   PF Chang's China Bistro (1)                                   223,696
  15,200   Regis                                                         650,560
   9,200   RH Donnelley (1)                                              499,100
  53,900   Scientific Games Class A (1)                                1,141,602
   7,800   Sina (1)                                                      261,300
  36,200   Spanish Broadcasting System
             Class A (1)                                                 366,344
   7,300   Stage Stores (1)                                              262,873
  23,600   Tetra Tech (1)                                                310,104
  88,000   Valueclick (1)                                                817,520
  21,100   World Wrestling Entertainment                                 261,640
                                                                      ----------
                                                                      14,853,197
           CONSUMER STAPLES - 1.3%
  28,800   NBTY (1)                                                      793,152
   4,600   Schweitzer-Mauduit
             International                                               145,176
                                                                      ----------
                                                                         938,328

 SHARES                                                                 VALUE $
 ------                                                                 -------

           FINANCIAL SERVICES - 14.0%
  14,000   Archipelago Holdings (1)                                      238,980
  57,522   Ashford Hospitality Trust                                     557,388
   3,100   Bank of Hawaii                                                148,025
  24,600   Boston Private Financial
             Holdings                                                    603,684
  12,824   Brandywine Realty Trust                                       377,282
   1,990   Commerce Bancshares                                            97,709
  65,900   Conseco (1)                                                 1,104,484
  21,311   Cousins Properties REIT                                       793,196
  12,543   Cullen/Frost Bankers                                          614,607
  11,800   eFunds (1)                                                    232,342
  16,800   Encore Capital Group (1)                                      315,420
  37,900   First Niagara Financial Group                                 528,326
  11,900   Gold Banc                                                     173,145
  18,008   Health Care REIT                                              648,288
   8,600   IndyMac Bancorp                                               277,436
   6,200   LNR Property                                                  387,748
  46,207   Platinum Underwriters Holdings                              1,351,555
  32,700   Reinsurance Group of America                                1,408,716
  22,663   United Dominion Realty Trust                                  477,736
                                                                      ----------
                                                                      10,336,067
           HEALTHCARE - 13.6%
  35,600   Able Laboratories (1)                                         771,630
   5,100   AMERIGROUP (1)                                                306,000
  19,651   Angiotech Pharmaceuticals (1)                                 359,220
  48,750   DaVita (1)                                                  1,443,975
  49,293   Diversa (1)                                                   424,906
  20,200   DJ Orthopedics (1)                                            344,410
  10,900   Edwards Lifesciences (1)                                      372,562
  27,800   Endo Pharmaceuticals
             Holdings (1)                                                606,040
  11,300   Fisher Scientific International (1)                           648,168
  18,075   Immucor (1)                                                   557,614
  15,400   Immunicon (1)                                                 130,823
  35,400   Lexicon Genetics (1)                                          230,454
   4,162   Medicis Pharmaceutical Class A                                169,268
  29,100   Nabi Biopharmaceuticals (1)                                   403,035
  10,900   Neurochem (1)                                                 178,324
  10,500   Perrigo                                                       190,890
  15,900   Renal Care Group (1)                                          501,804
   6,800   Salix Pharmaceuticals (1)                                     109,004
  36,000   Seattle Genetics (1)                                          218,160
  35,500   Senomyx (1)                                                   353,225
  13,600   Serologicals (1)                                              321,640
  20,434   Symbion (1)                                                   317,544
   8,200   Telik (1)                                                     151,290
  27,149   United Surgical Partners
             International (1)                                           950,486
                                                                      ----------
                                                                      10,060,472

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

 SHARES                                                                VALUE $
 ------                                                                -------

           COMMON STOCK - (CONTINUED)
           MATERIALS & PROCESSING - 5.7%
   22,900  Airgas                                                        563,340
   23,800  Albany International Class A                                  714,476
   18,239  Cambior (1)                                                    55,629
    9,000  Cytec Industries                                              418,590
   19,600  Delta and Pine Land                                           515,872
   45,000  Goldcorp                                                      622,800
   60,200  Hecla Mining (1)                                              405,748
   31,000  Olin                                                          579,700
   28,000  Quanta Services (1)                                           188,160
   36,500  Wheaton River Minerals (1)                                    118,625
                                                                     -----------
                                                                       4,182,940
           OTHER ENERGY - 6.3%
   35,694  Denbury Resources (1)                                         885,211
   23,500  Endeavor International (1)                                     99,875
   26,800  Forest Oil (1)                                                817,400
   80,600  Key Energy Services (1)                                       926,900
   21,800  St. Mary Land & Exploration                                   859,574
    4,700  Southwestern Energy (1)                                       215,918
   24,200  Superior Energy Services (1)                                  311,938
   16,400  Universal Compression
             Holdings (1)                                                567,112
                                                                     -----------
                                                                       4,683,928
           PRODUCER DURABLES - 9.3%
   16,200  Actuant Class A (1)                                           642,654
   18,000  AGCO (1)                                                      349,560
   24,900  Crown Castle International (1)                                381,219
    4,600  Cummins                                                       322,368
   24,100  DRS Technologies (1)                                          872,902
   16,900  IDEX                                                          623,610
   16,300  Itron (1)                                                     341,322
   19,200  Kennametal                                                    893,376
   24,379  MTC Technologies (1)                                          666,156
   22,800  Rofin-Sinar Technologies (1)                                  683,316
   62,200  Ultratech (1)                                               1,058,644
                                                                     -----------
                                                                       6,835,127
           TECHNOLOGY - 13.8%
   85,587  Aeroflex (1)                                                  950,015
   26,700  AMIS Holdings (1)                                             405,840
   20,000  Amphenol Class A (1)                                          686,600
   76,387  Ascential Software (1)                                      1,076,293
   50,100  BEA Systems (1)                                               406,812
   19,500  Chordiant Software (1)                                         47,970
   15,163  Covansys (1)                                                  174,678
    7,100  Ditech Communications (1)                                     162,874
  187,000  E.piphany (1)                                                 819,060
  122,000  Entrust (1)                                                   402,600
   24,700  Exar (1)                                                      370,994
  100,600  Integrated Device Technology (1)                            1,189,092
   16,900  Kanbay International (1)                                      403,741

 SHARES                                                                VALUE $
 ------                                                                -------

           TECHNOLOGY - (CONTINUED)
      600  LeCroy (1)                                                     10,098
   29,900  Mapinfo (1)                                                   295,711
   21,900  McAfee (1)                                                    529,980
   44,500  Methode Electronics                                           597,635
   34,200  Ness Technologies (1)                                         452,124
   69,700  Perot Systems Class A (1)                                   1,117,291
    5,750  Technology Investment
             Capital (1)                                                  81,880
                                                                     -----------
                                                                      10,181,288
           UTILITIES - 2.6%
   26,400  AGL Resources                                                 823,680
    8,500  Intrado (1)                                                   115,090
   29,450  PNM Resources                                                 685,596
   14,600  Westar Energy                                                 305,870
                                                                     -----------
                                                                       1,930,236
                                                                     -----------
           TOTAL COMMON STOCK
             (Cost $57,640,519)                                       66,988,408
                                                                     -----------
           WARRANTS - 0.0%
    6,210  Waste Services International,
             expires 4/30/09 (1)(2)                                       10,803
                                                                     -----------
           TOTAL WARRANTS
             (Cost $0)                                                    10,803
                                                                     -----------
           REGISTERED INVESTMENT
           COMPANY - 0.8%
           FINANCIAL SERVICES - 0.8%
   40,135  Apollo Investment                                             545,836
                                                                     -----------
           TOTAL REGISTERED
             INVESTMENT COMPANY
             (Cost $561,315)                                             545,836
                                                                     -----------

PRINCIPAL
 AMOUNT $
---------

           SHORT-TERM
           INVESTMENTS - 7.5%
   25,708  JPMorgan Chase Time
             Deposit, 1.31%                                               25,708
 SHARES
 ------

3,556,408  SEI Daily Income Trust Money
             Market Fund, 1.65% (3)                                    3,556,408
1,941,045  SEI Daily Income Trust Prime
             Obligation Fund, 1.62% (3)                                1,941,045
                                                                     -----------
           TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $5,523,161)                                         5,523,161
                                                                     -----------
           TOTAL
             INVESTMENTS - 99.2%
             (Cost $63,724,995)                                       73,068,208
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2004

                                                                       VALUE $
                                                                       -------

           OTHER ASSETS LESS
             LIABILITIES - 0.8%                                          610,557
                                                                     -----------
           TOTAL NET
             ASSETS - 100.0%                                         $73,678,765
                                                                     ===========

(1) Denotes non-income producing security.

(2) Security is fair valued and not readily marketable. See Note 2 in Notes to Financial Statements.

(3) Rate shown is 7-day yield as of October 31, 2004.

REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004

 SHARES                                                                 VALUE $
 ------                                                                 -------

          COMMON STOCK - 97.3%
          AUSTRALIA - 3.3%
   4,307  Foster's Group                                                  16,280
   2,734  National Australia Bank                                         57,851
   8,459  News Corporation                                                68,191
   3,235  Woolworths                                                      32,398
                                                                       ---------
                                                                         174,720
          BRAZIL - 0.5%
     838  Petrobras ADR                                                   27,319
                                                                       ---------
          CHINA - 0.7%
  25,000  Ping An Insurance Group                                         39,346
                                                                       ---------
          FINLAND - 1.1%
   3,770  Nokia (1)                                                       58,324
                                                                       ---------
          FRANCE - 7.9%
     286  Air Liquide                                                     46,331
     894  Peugeot                                                         55,105
   5,390  Suez                                                           126,355
     356  Total                                                           74,253
   1,809  Veolia Environnement                                            54,977
   1,979  Vivendi Universal (1)                                           54,217
                                                                       ---------
                                                                         411,238
          GERMANY - 3.7%
   2,366  Metro (1)                                                      113,321
   1,082  Siemens                                                         80,788
                                                                       ---------
                                                                         194,109
          HONG KONG - 2.2%
   1,600  Jardine Matheson Holdings                                       23,680
  18,000  Li & Fung                                                       26,595
   5,000  Swire Pacific                                                   35,331
  16,000  Techtronic Industries                                           31,863
                                                                       ---------
                                                                         117,469
          IRELAND - 3.4%
   6,186  Allied Irish Banks                                             108,365
   5,250  Bank of Ireland                                                 72,218
                                                                       ---------
                                                                         180,583
          ITALY - 3.1%
  11,426  Snam Rete Gas SpA                                               58,191
  41,009  Telecom Italia SpA                                             102,327
                                                                       ---------
                                                                         160,518
          JAPAN - 22.7%
   2,000  Bridgestone                                                     36,295
     700  Canon                                                           34,603
     500  Daito Trust Construction                                        21,172
     700  Denso                                                           16,805
      18  East Japan Railway                                              94,764

 SHARES                                                                 VALUE $
 ------                                                                 -------

          JAPAN - (CONTINUED)
     700  Electric Power Development (1)                                  18,327
     400  Honda Motor                                                     19,357
   1,000  JSR                                                             18,223
      13  KDDI                                                            62,666
     100  Keyence                                                         22,571
   7,000  Mitsubishi                                                      77,476
  10,000  Mitsui                                                          84,216
   3,000  Mitsui Chemicals                                                14,688
     300  Nitto Denko                                                     14,263
   5,000  Nomura Holdings                                                 61,437
     900  Omron                                                           20,458
   7,000  Ricoh                                                          131,002
     200  Rohm                                                            20,567
     600  Sankyo                                                          24,045
     500  SMC                                                             53,639
   7,000  Sumitomo Electric Industries                                    66,493
   1,300  Takeda Pharmaceutical                                           62,911
     900  THK                                                             15,669
   2,500  Toyota Motor                                                    97,590
   2,000  Yamaha Motor                                                    30,492
   1,900  Yamanouchi Pharmaceutical                                       69,858
                                                                       ---------
                                                                       1,189,587
          MEXICO - 1.4%
     689  Cemex ADR                                                       19,967
     705  Fomento Economico
            Mexicano ADR                                                  31,091
     371  Grupo Televisa ADR                                              20,405
                                                                       ---------
                                                                          71,463
          NETHERLANDS - 9.9%
   3,907  ING Groep                                                      103,738
   3,346  Royal Dutch Petroleum                                          182,352
   3,430  TPG                                                             83,128
   2,510  Unilever                                                       146,459
                                                                       ---------
                                                                         515,677
          NEW ZEALAND - 0.6%
   7,810  Telecom Corp of New Zealand                                     30,833
                                                                       ---------
          SINGAPORE - 0.9%
  28,000  MobileOne                                                       27,954
  21,000  SembCorp Industries                                             19,324
                                                                       ---------
                                                                          47,278
          SOUTH KOREA - 2.5%
     170  Samsung Electronics                                             66,770
   3,200  Shinhan Financial Group                                         63,056
                                                                       ---------
                                                                         129,826

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2004

  SHARES                                                               VALUE $
  ------                                                               -------

           COMMON STOCK - (CONTINUED)
           SPAIN - 1.2%
    1,658  Altadis                                                        61,038
                                                                      ----------
           SWITZERLAND - 6.7%
      670  Adecco (1)                                                     32,352
    2,130  Compagnie Financiere
             Richemont (1)                                                60,569
      380  Nestle                                                         90,154
    2,041  Novartis                                                       97,614
      973  UBS                                                            70,333
                                                                      ----------
                                                                         351,022
           UNITED KINGDOM - 25.5%
   19,778  BG Group                                                      129,021
   13,425  Brambles Industries                                            64,881
    6,600  British Sky Broadcasting                                       61,671
   29,556  Centrica                                                      130,756
    8,930  HBOS                                                          119,709
   23,780  ITV                                                            46,757
   14,743  Kingfisher                                                     81,884
    7,389  National Grid                                                  64,292
   12,077  Premier Farnell                                                43,387
    5,181  Royal Bank of Scotland Group                                  152,805
   36,086  Signet Group (1)                                               70,456
   47,587  Tesco                                                         250,969
   45,165  Vodafone Group                                                115,778
                                                                      ----------
                                                                       1,332,366
                                                                      ----------
           TOTAL COMMON STOCK
             (Cost $4,384,357)                                         5,092,716
                                                                      ----------
           EQUITY-LINKED
           WARRANT (2) - 0.7%
           TAIWAN - 0.7%
   18,534  Quanta Computer                                                35,432
                                                                      ----------
           TOTAL EQUITY-LINKED
             WARRANT
             (Cost $41,135)                                               35,432
                                                                      ----------
PRINCIPAL
 AMOUNT $
---------
           SHORT-TERM
           INVESTMENTS - 1.5%
    1,560  JPMorgan Chase
             Time Deposit, 1.31%                                           1,560

  SHARES
  ------

   79,000  SEI Daily Income Trust Money
             Market Fund, 1.65% (3)                                       79,000
                                                                      ----------

                                                                       VALUE $
                                                                       -------

           TOTAL SHORT-TERM
            INVESTMENTS
             (Cost $80,560)                                               80,560
                                                                      ----------
           TOTAL
            INVESTMENTS - 99.5%
             (Cost $4,506,052)                                         5,208,708
                                                                      ----------
           OTHER ASSETS LESS
            LIABILITIES - 0.5%                                            24,225
                                                                      ----------
           TOTAL NET
            ASSETS - 100.0%                                           $5,232,933
                                                                      ==========

(1) Denotes non-income producing security.

(2) Security is not readily marketable. See Note 2 in Notes to Financial Statements.

(3) Rate shown is 7-day yield as of October 31, 2004.

ADR -- American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            MUNICIPAL BONDS - 90.4%
            ALABAMA - 0.5%
  250,000   Crenshaw County, Industrial
              Development Board RB,
              Sister Schuberts Project,
              AMT, (LOC: Amsouth
              Bank of Alabama) (1)
              5.600%, 3/01/13                                            258,402
                                                                       ---------
            ARIZONA - 4.0%
   40,000   Pima County GO, ETM
              6.750%, 11/01/09                                            42,558
1,740,000   State Health Facilities Authority
              RB, Phoenix Baptist Hospital
              & Medical Center,
              MBIA, ETM
              6.250%, 9/01/11                                          1,869,908
                                                                       ---------
                                                                       1,912,466
            ARKANSAS - 4.3%
  250,000   Pine Bluff, Industrial
              Development RB,
              Weyerhaeuser Project
              5.500%, 11/01/07                                           274,042
1,700,000   Springdale, Sales & Use Tax
              RB, MBIA
              4.000%, 7/01/16                                          1,752,071
                                                                       ---------
                                                                       2,026,113
            CALIFORNIA - 4.0%
   35,000   California State GO
              3.625%, 5/01/07                                             35,040
   25,000   California State GO,
              Series BT, AMT
              5.100%, 12/01/13                                            25,488
  720,000   Los Angeles, Multi-Family
              Housing RB, Colorado
              Terrace Project, Series H,
              AMT, GNMA
              4.350%, 11/20/12                                           741,247
  595,000   Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33                                           630,587
   65,000   Sacramento County, Sacramento
              Main Detention Center COP,
              MBIA, ETM
              5.500%, 6/01/10                                             71,651
  110,000   San Bernardino County,
              Transportation Authority RB,
              Series A, FGIC, ETM
              6.000%, 3/01/10                                            122,571

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            CALIFORNIA - (CONTINUED)
   30,000   Southern California, Public
              Power Authority RB
              7.000%, 7/01/09                                             30,610
  245,000   State Public Works Board RB,
              San Jose Facilities, Series A
              7.750%, 8/01/06                                            259,614
                                                                       ---------
                                                                       1,916,808
            COLORADO - 4.3%
  100,000   Denver City & County COP,
              Series A, MBIA
              5.000%, 5/01/11                                            107,988
  500,000   Interlocken Metropolitan
              District GO, Series A, RADIAN
              5.750%, 12/15/11                                           556,900
1,000,000   State Educational & Cultural
              Facilities Authority RB,
              Charter School, Peak to Peak,
              XLCA
              3.000%, 8/15/09                                          1,004,970
  365,000   State Educational & Cultural
              Facilities Authority RB, Parker
              Core Charter School, XLCA
              3.500%, 11/01/14                                           360,503
                                                                       ---------
                                                                       2,030,361
            CONNECTICUT - 2.4%
  150,000   Connecticut State GO, Series A,
              Pre-Refunded @ 100 (2)
              6.500%, 3/15/06                                            159,433
   50,000   Greenwich, New Public Housing
              Authority RB
              5.250%, 5/01/08                                             54,279
  785,000   Stamford, Multi-Family Housing
              RB, Fairfield Apartments Project,
              AMT, Mandatory Put (3)
              4.750%, 12/01/08                                           806,980
  100,000   State Health & Educational
              Facilities RB, Danbury
              Hospital, ETM
              7.875%, 7/01/09                                            113,028
                                                                       ---------
                                                                       1,133,720
            FLORIDA - 7.7%
   50,000   Clearwater, Housing Authority
              RB, Affordable Housing
              Acquisition Program, FSA
              4.950%, 6/01/07                                             53,038

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            MUNICIPAL BONDS - (CONTINUED)
            FLORIDA - (CONTINUED)
            Gulf Breeze, Local Government
              RB, FGIC, Mandatory
              Put (3) (4)
1,135,000     4.000%, 12/01/14                                         1,151,946
  600,000     4.000%, 12/01/15                                           603,954
  115,000   Jacksonville, Electric Authority
              RB, ETM
              5.375%, 7/01/12                                            125,188
  125,000   Jacksonville, Excise Taxes
              RB, ETM
              5.650%, 10/01/05                                           129,415
   70,000   Orange County, Tourist Division
              RB, Orange County
              Convention, AMBAC, ETM
              9.250%, 9/01/07                                             78,350
1,010,000   Orange County, Tourist Division
              RB, Series A, AMBAC, ETM
              6.250%, 10/01/13                                         1,122,898
   35,000   State GO, ETM
              5.900%, 7/01/08                                             37,480
  355,000   Vero Beach, Electric RB,
              MBIA, ETM
              6.500%, 12/01/07                                           377,638
                                                                       ---------
                                                                       3,679,907
            GEORGIA - 0.1%
   40,000   Gwinnett County, Water &
              Sewer RB, MBIA, ETM
              6.100%, 3/01/08                                             44,944
                                                                       ---------
            IDAHO - 0.5%
  235,000   State Housing & Finance
              Association RB, Single-Family
              Mortgage, Series D,
              Class III, AMT
              5.400%, 7/01/21                                            247,826
                                                                       ---------
            ILLINOIS - 8.5%
2,000,000   Chicago, Kingsbury
              Redevelopment Project TAN,
              Series A
              6.570%, 2/15/13                                          2,100,760
  480,000   St. Clair County, School District
              Authority GO, Series B, FGIC
              4.875%, 1/01/20                                            514,939
  500,000   State Development Finance
              Authority RB, Provena Health,
              Series A, MBIA
              5.250%, 5/15/12                                            546,045

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            ILLINOIS - (CONTINUED)
  275,000   State Health Facilities Authority
              RB, Hospital of Sisters Services,
              Series A, FSA, Optional Put
              4.500%, 12/01/07                                           290,620
  595,000   Will County, Community School
              District GO, Alternative
              Revenue Source Larway
              5.625%, 12/01/23                                           609,363
                                                                       ---------
                                                                       4,061,727
            INDIANA - 6.7%
            Gary, Sanitation District, Special
              Taxing District, RADIAN
  250,000     5.000%, 2/01/12                                            272,160
  270,000     5.000%, 2/01/13                                            293,018
   95,000   Indianapolis, Industrial Utilities
              District RB, ETM
              7.000%, 6/01/08                                            102,389
            Maconaquah, School District RB
              Energy Management
              Financing Project
  286,756     5.000%, 1/01/12                                            305,576
  301,093     5.000%, 1/01/13                                            320,191
  316,148     5.000%, 1/01/14                                            335,522
  261,339     4.750%, 1/01/10                                            275,639
  273,752     4.750%, 1/01/11                                            287,943
  232,329     4.000%, 1/01/07                                            238,256
  241,622     4.000%, 1/01/08                                            248,371
  251,287     4.000%, 1/01/09                                            257,918
  215,000   Wells County, Hospital Authority
              RB, ETM
              7.250%, 4/01/09                                            234,509
                                                                       ---------
                                                                       3,171,492
            KANSAS - 0.5%
  250,000   Shawnee, Multi-Family Housing
              RB, Thomasbrook Apartments,
              Series A, AMT, FNMA
              5.250%, 10/01/14                                           259,753
                                                                       ---------
            KENTUCKY - 6.1%
2,000,000   Marshall County, Public Property
              Corporation RB, Courthouse
              Facility Project
              5.250%, 3/01/23                                          2,155,540
  690,000   State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                           734,029

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            MUNICIPAL BONDS - (CONTINUED)
            KENTUCKY - (CONTINUED)
   30,000   State Turnpike Authority
              RB, ETM
              6.125%, 7/01/07                                             31,822
                                                                      ----------
                                                                       2,921,391
            LOUISIANA - 4.8%
  425,000   Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA, FNMA
              5.850%, 10/01/32                                           440,075
1,690,000   Louisiana Public Facilities
              Authority RB, Pendleton
              Memorial Methodist Hospital,
              Pre-Refunded @ 101 (2)
              5.250%, 6/01/08                                          1,852,375
                                                                      ----------
                                                                       2,292,450
            MARYLAND - 2.1%
1,000,000   State Tax Exempt Municipal
              Infrastructure Improvement RB,
              Series 2004A, Class A (LOC:
              Compass Bank) (6)
              3.800%, 5/01/08                                          1,015,710
                                                                      ----------
            MASSACHUSETTS - 2.5%
  135,000   State Development Finance
              Agency RB, Curry College,
              Series A, ACA
              3.875%, 3/01/15                                            134,302
1,000,000   State Health & Educational
              Facilities Authority RB, Nichols
              College Issue, Series C
              6.000%, 10/01/17                                         1,051,300
                                                                      ----------
                                                                       1,185,602
            MINNESOTA - 0.1%
   60,000   Coon Rapids, Hospital RB,
              Health Central, ETM
              7.625%, 8/01/08                                             66,107
                                                                      ----------
            MISSOURI - 1.1%
  500,000   State Development Finance Board
              Infrastructure Facility TA,
              Triumph Foods Project, Series A
              5.250%, 3/01/25                                            511,885
                                                                      ----------

PRINCIPAL
 AMOUNT $                                                               VALUE $
---------                                                               -------

            MONTANA - 0.5%
            State Board Investment
              Compensation Project,
              MBIA, ETM
   95,000     6.875%, 6/01/11                                            107,467
  115,000     6.700%, 6/01/06                                            122,419
                                                                      ----------
                                                                         229,886
            NEBRASKA - 0.0%
   20,000   Scotts Bluff County, Hospital
              Authority No. 1 RB, Regional
              West Medical Center
              6.375%, 12/15/08                                            20,092
                                                                      ----------
            NEW JERSEY - 1.1%
   65,000   Atlantic County, Improvement
              Authority RB, Series A,
              AMBAC, ETM
              7.300%, 3/01/06                                             67,680
  150,000   Burlington County, Bridge
              Commission RB, County
              Guaranteed Governmental
              Leasing Program
              5.250%, 8/15/15                                            165,824
  170,000   Health Care Facilities RB,
              Community Memorial
              Hospital Toms River, ETM
              6.750%, 7/01/09                                            188,129
   95,000   Health Care Facilities RB, Mercer
              Medical Center, ETM
              7.000%, 7/01/08                                            103,754
                                                                      ----------
                                                                         525,387
            NEW MEXICO - 0.4%
  135,000   State Mortgage Finance Authority
              RB, Single-Family Mortgage,
              Series B-2, AMT, GNMA,
              FNMA, FHLMC
              5.550%, 1/01/30                                            138,498
   60,000   State Severance Tax RB
              5.000%, 7/01/10                                             64,013
                                                                      ----------
                                                                         202,511
            NEW YORK - 0.6%
  150,000   Hempstead Town, Industrial
              Development Agency RB,
              Adelphi University Civic Facilities
              5.250%, 2/01/13                                            159,400
   35,000   State Dormitory Authority RB,
              Rochester General Hospital, ETM
              8.000%, 7/01/07                                             36,358

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                              VALUE $
---------                                                              -------

            MUNICIPAL BONDS - (CONTINUED)
            NEW YORK - (CONTINUED)
   10,000   State Urban Development
              Corporate RB, Capital
              Appreciation, State Office (5)
              2.075%, 1/01/05                                              9,964
   58,000   Suffolk County, Water Authority
              RB, Waterworks, Series V, ETM
              7.000%, 6/01/06                                             60,939
                                                                      ----------
                                                                         266,661
            NORTH CAROLINA - 0.8%
  365,000   Mecklenburg County, Multi-Family
              Housing RB, Little Rock
              Apartments, AMT, FNMA
              3.500%, 1/01/12                                            362,471
                                                                      ----------
            OHIO - 0.1%
   50,000   State Building Authority RB, State
              Facilities, Admin Building Fund
              Projects, Series A
              5.250%, 10/01/10                                            55,858
                                                                      ----------
            OKLAHOMA - 0.2%
   80,000   Tulsa County, Home Finance
              Authority RB, Single-Family
              Mortgage, FGIC, ETM
              6.900%, 8/01/10                                             91,767
                                                                      ----------
            PENNSYLVANIA - 11.1%
   10,000   Berks County GO, Second Series,
              MBIA
              3.300%, 11/15/09                                            10,241
  100,000   Dauphin County, General
              Authority RB, AMBAC,
              Mandatory Put (3)
              4.550%, 6/01/08                                            106,158
   80,000   Dauphin County, General
              Authority RB, Hapsco-Western
              Pennsylvania Hospital Project,
              Series A-1, MBIA, ETM
              5.500%, 7/01/13                                             87,107
  115,000   Erie, Higher Education Building
              Authority RB, Gannon University
              Project, AMBAC, ETM
              7.375%, 6/01/08                                            126,391
  400,000   Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                           422,000

PRINCIPAL
 AMOUNT $                                                              VALUE $
---------                                                              -------

            PENNSYLVANIA - (CONTINUED)
  935,000   North Penn, School District
              Authority RB,
              Pre-Refunded @ 100 (2)
              6.200%, 9/01/06                                            990,651
1,160,000   Philadelphia, Hospital Authority
              RB, Graduate Hospital
              Authority, ETM
              7.000%, 7/01/10                                          1,309,013
1,285,000   Philadelphia, Multi-Family Housing
              Redevelopment Authority RB,
              Pavilion Apartments Project,
              Series A, AMT, Hud Section 236
              4.250%, 10/01/16                                         1,293,507
   25,000   Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                                             27,057
  755,000   State Higher Educational Facilities
              Authority RB, Allegheny
              Delaware Valley Obligation,
              Series A, MBIA
              5.700%, 11/15/11                                           847,027
   50,000   State Higher Educational Facilities
              Authority RB, Tenth Series, ETM
              6.900%, 7/01/07                                             53,381
                                                                      ----------
                                                                       5,272,533
            RHODE ISLAND - 2.7%
            Woonsocket, Housing Authority
              RB, Capital Funds
              Housing Project
  385,000     4.500%, 9/01/10                                            415,065
  400,000     4.500%, 9/01/11                                            431,520
  420,000     4.500%, 9/01/12                                            452,138
                                                                      ----------
                                                                       1,298,723
            SOUTH DAKOTA - 1.1%
  500,000   State Health & Educational Facility
              Authority RB, Rapid City
              Regional Hospital, MBIA
              5.250%, 9/01/14                                            547,940
                                                                      ----------
            TENNESSEE - 1.5%
  500,000   Nashville & Davidson Counties,
              Metropolitan Government Health
              & Educational Facilities Board
              RB, RADIAN
              5.100%, 8/01/16                                            521,490
  155,000   Wilson County, Health &
              Educational Facilities Board RB,
              University Medical Center, ETM
              8.375%, 8/01/08                                            169,964
                                                                      ----------
                                                                         691,454

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                             VALUE $
---------                                                             -------

            MUNICIPAL BONDS - (CONTINUED)
            TEXAS - 3.0%
   80,000   Denison, Hospital Authority RB,
              Texoma Medical Center, ETM
              7.125%, 7/01/08                                            87,850
            Fort Bend County, Municipal
              Utility District No. 23
              GO, FGIC
   45,000     6.500%, 9/01/08                                            51,417
   65,000     6.500%, 9/01/09                                            75,701
   70,000     6.500%, 9/01/10                                            82,672
   45,000     6.500%, 9/01/11                                            53,788
   95,000     5.000%, 9/01/16                                           102,394
  250,000   Greater Greenspoint,
              Redevelopment Authority
              RADIAN
              5.250%, 9/01/10                                           274,712
   95,000   Harris County, Health Facilities
              Development RB, St. Lukes
              Episcopal Hospital Project, ETM
              6.625%, 2/15/12                                            95,315
  155,000   Houston, Airport System RB, ETM
              7.600%, 7/01/10                                           180,639
   35,000   Houston, Sewer System RB,
              FGIC, ETM
              6.375%, 10/01/08                                           38,087
  310,000   North Texas, Hospital Authority
              RB, Bethania Hospital, ETM
              7.200%, 2/01/09                                           343,071
   50,000   Sendero, Public Facilities RB
              Series A, FHLMC
              4.250%, 6/01/13                                            52,408
                                                                   ------------
                                                                      1,438,054
            WASHINGTON - 1.3%
  612,047   Nooksack, Indian Tribe RB
              5.500%, 2/23/11                                           612,023
                                                                   ------------
            WEST VIRGINIA - 0.2%
  100,000   State Economic Development
              Authority, Industrial
              Development RB, Central Supply
              Project, AMT (LOC: BB&T)
              5.500%, 5/15/10                                           105,409
                                                                   ------------
            WISCONSIN - 5.6%
1,365,000   Oshkosh, Industrial Development
              Authority RB, Don Evans Project,
              AMT, Mandatory Put (LOC:
              Marshall & Ilslay) (3)
              5.500%, 12/01/11                                        1,435,270

PRINCIPAL
 AMOUNT $                                                             VALUE $
---------                                                             -------

            WISCONSIN - (CONTINUED)
   50,000   State Health & Educational
              Facilities RB, ACA
              6.000%, 5/15/16                                            52,766
1,000,000   State Health & Educational
              Facilities RB, Aurora Health
              Care, MBIA
              5.000%, 8/15/10                                         1,083,450
   10,000   State Transportation RB, Series A
              5.500%, 7/01/11                                            11,430
   60,000   Winnebago County, Promissary
              Notes GO
              4.375%, 4/01/12                                            63,268
                                                                   ------------
                                                                      2,646,184
                                                                   ------------
            TOTAL MUNICIPAL BONDS
             (Cost $42,715,272)                                      43,103,617
                                                                   ------------
            CORPORATE
            OBLIGATIONS - 8.0%
2,329,000   BFL Funding VI (6)
              5.000%, 4/01/08                                         2,360,441
1,200,000   IIS/Syska Holdings Energy (6)
              3.900%, 8/15/08                                         1,183,560
  250,000   Kidspeace National Centers of
              Georgia, USDA (1) (4)
              4.500%, 12/01/28                                          254,593
                                                                   ------------
            TOTAL CORPORATE
              OBLIGATIONS
             (Cost $3,810,099)                                        3,798,594
                                                                   ------------

 SHARES
 ------

            SHORT-TERM
            INVESTMENT - 3.6%
1,712,642   BlackRock MuniFund,
              Institutional Shares, 1.52%                             1,712,642
                                                                   ------------
            TOTAL SHORT-TERM
              INVESTMENT
             (Cost $1,712,642)                                        1,712,642
                                                                   ------------
            TOTAL
              INVESTMENTS - 102.0%
             (Cost $48,238,013)                                      48,614,853
                                                                   ------------
            OTHER ASSETS LESS
              LIABILITIES - (2.0)%                                     (945,736)
                                                                   ------------
            TOTAL NET
              ASSETS - 100.0%                                      $ 47,669,117
                                                                   ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2004

(1) Private Placement Security.

(2) Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(3) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(4) Variable Rate Security -- Rate disclosed is as of October 31, 2004.

(5) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions.

AMT -- Income from security may be subject to alternative minimum tax.

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

LOC -- Letter of Credit

RB -- Revenue Bond

TA -- Tax Allocation

TAN -- Tax Anticipation Note

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Federal Guaranty Insurance Company

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

USDA -- USDA Guaranty

XLCA -- XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                                VALUE $
----------                                                               -------

            MUNICIPAL BONDS - 96.7%
            ALABAMA - 1.3%
  975,000   Huntsville, Healthcare Authority
              RB, Series B, MBIA,
              Mandatory Put (1)
              4.650%, 6/01/05                                            988,981
                                                                       ---------
            ARIZONA - 2.0%
  150,000   Greenlee County, Industrial
              Development Authority,
              Pollution Control RB,
              Phelps Dodge Project
              5.450%, 12/01/04                                           150,489
   40,000   Maricopa County, Hospital RB,
              Intermediate Community-
              Sun City, ETM
              8.625%, 1/01/10                                             46,313
   69,000   Maricopa County, Hospital RB,
              St. Lukes Hospital Medical
              Center Project, ETM
              8.750%, 2/01/10                                             80,097
  330,000   Pinal County, Industrial
              Development Authority,
              Correctional Facilities RB,
              Florence West Prison,
              Series A, ACA
              3.875%, 10/01/09                                           336,696
  600,000   Show Low, Industrial Development
              Authority, Navapache Regional
              Medical Center RB,
              Series A, ACA
              5.125%, 12/01/04                                           601,518
  250,000   University Medical Center RB
              5.000%, 7/01/05                                            254,537
                                                                       ---------
                                                                       1,469,650
            ARKANSAS - 3.7%
  320,000   Fort Smith, Sales & Use Tax RB,
              Series A
              4.125%, 12/01/12                                           320,669
2,400,000   Springdale, Sales & Use Tax RB,
              MBIA
              4.000%, 7/01/16                                          2,473,512
                                                                       ---------
                                                                       2,794,181
            CALIFORNIA - 4.5%
  750,000   Cabazon Band Mission Indians
              RB (7)
              11.950%, 7/14/06                                           795,000
2,000,000   Central Union School District
              COP, Financing Project,
              AMBAC, Mandatory Put (1)
              2.000%, 2/01/06                                          2,000,820

PRINCIPAL
 AMOUNT $                                                                VALUE $
----------                                                               -------

            CALIFORNIA - (CONTINUED)
  115,000   Montclair, Redevelopment Agency
              TA, Redevelopment Project
              No. IV, RADIAN
              2.000%, 10/01/05                                           114,894
  490,000   Placer County, Water Agency RB,
              Middle Fork Project
              3.750%, 7/01/12                                            489,976
                                                                       ---------
                                                                       3,400,690
            COLORADO - 3.2%
   95,000   Denver City & County
              Multi-Family Housing RB,
              Buerger Brothers Project,
              Series A, AMT, FHA
              5.100%, 11/01/07                                            98,512
            El Paso County, Academy Water &
              Sanitation District GO
  120,000     3.650%, 11/15/07                                           121,693
  115,000     3.250%, 11/15/06                                           115,655
  500,000   Englewood, Multi-Family Housing
              RB, Mark Apartments, Series B
              6.000%, 12/15/18                                           500,740
  350,000   Interlocken Metropolitan District
              GO, Capital Appreciation Project,
              Series A, ETM, RADIAN (6)
              1.902%, 12/15/05                                           342,584
            State Health Facilities Authority
              RB, Longmont United Hospital
              Project, ACA
  680,000     2.150%, 12/01/05                                           677,831
  250,000     2.000%, 12/01/04                                           249,940
  330,000   State Housing & Finance Authority
              RB, Single-Family Program
              Series C-2, AMT
              8.400%, 10/01/21                                           341,510
                                                                       ---------
                                                                       2,448,465
            CONNECTICUT - 1.1%
  750,000   Stamford, Multi-Family Housing
              RB, Fairfield Apartments Project,
              AMT, Mandatory Put (1)
              4.750%, 12/01/08                                           771,000
   85,000   State Health & Educational
              Facilities RB, Hospital of Saint
              Raphael, Series I, AMBAC
              5.000%, 7/01/05                                             86,073
                                                                       ---------
                                                                         857,073
            DELAWARE - 3.5%
1,160,000   State Economic Development
              Authority RB, Water Development,
              Wilmington Suburban, Series B
              6.450%, 12/01/07                                         1,287,948

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                                VALUE $
----------                                                               -------

            MUNICIPAL BONDS - (CONTINUED)
            DELAWARE - (CONTINUED)
            State Health Facilities Authority
              RB, Beebe Medical Center
              Project, Series A
  255,000     5.000%, 6/01/05                                            258,769
  560,000     5.000%, 6/01/06                                            580,916
  455,000     5.000%, 6/01/07                                            478,956
                                                                       ---------
                                                                       2,606,589
            DISTRICT OF COLUMBIA - 0.4%
  335,000   Housing Finance Agency RB,
              1330 7th Street Apartments,
              Series A, AMT, FHA
              3.000%, 12/01/09                                           332,759
                                                                       ---------
            FLORIDA - 4.9%
1,700,000   Alachua County Health Facilities
              RB, Shands Teaching Hospital,
              Series A, MBIA
              5.200%, 12/01/07                                         1,826,310
   50,000   Broward County, Water & Sewer
              Utilities Systems RB,
              Pre-Refunded @ 100 (2)
              6.875%, 9/01/06                                             53,509
   10,000   Dunedin, Health Facilities
              Authority RB, Mease
              Hospital, ETM
              7.600%, 10/01/08                                            11,110
  110,000   Escambia County, Health Facilities
              Authority RB, Health Facilities,
              Baptist Hospital & Baptist Manor
              5.000%, 10/01/05                                           112,049
  105,000   Gainsville, Utilities Systems
              RB, ETM
              8.000%, 10/01/05                                           110,032
  470,000   Jacksonville, Educational Facilities
              RB, Edward Water College
              Project, Mandatory Put (LOC:
              Wachovia Bank) (1)
              3.600%, 10/01/06                                           474,977
  500,000   Jacksonville, Electric Authority RB,
              St. Johns River, Issue 2, Series 11
              5.375%, 10/01/15                                           506,360
   10,000   Jacksonville, Electric Authority RB,
              Third Installment, ETM
              6.800%, 7/01/12                                             11,472
  500,000   State Board of Education Capital
              Outlay GO
              8.400%, 6/01/07                                            548,250
    5,000   State GO, ETM
              5.900%, 7/01/08                                              5,354
                                                                       ---------
                                                                       3,659,423
PRINCIPAL
 AMOUNT $
----------                                                               VALUE $
                                                                         -------

            GEORGIA - 1.1%
  200,000   Columbus, Water & Sewer
              RB, ETM
              8.000%, 5/01/06                                            218,014
  600,000   DeKalb County, School District
              GO, ETM
              5.200%, 7/01/05                                            606,216
                                                                       ---------
                                                                         824,230
            ILLINOIS - 6.9%
  360,000   Bedford Park, Tax Increment TA,
              71st & Cicero Project
              7.000%, 1/01/06                                            366,707
  125,000   Chicago, Single-Family Mortgage
              RB, Series B, AMT, GNMA,
              FNMA, FHLMC
              6.950%, 9/01/28                                            125,024
   65,000   Chicago, Transportation Authority
              RB, Capital Grant, Series A,
              AMBAC
              4.250%, 6/01/08                                             66,828
            Clinton, Bond & Madison
              Counties, Community High
              School District Number 7
              GO, Debt Certificates (4)
  155,000     4.000%, 11/01/05                                           156,206
  245,000     4.000%, 11/01/06                                           246,820
  255,000     4.000%, 11/01/07                                           256,683
   30,000   Dupage County, Water & Sewer
              RB, ETM, MBIA
              10.500%, 1/01/07                                            32,913
2,500,000   Oak Park, Industrial Development
              RB, Oak Park Il, Prairie Court,
              Mandatory Put (1)
              5.500%, 12/01/06                                         2,639,450
  195,000   Pekin, Single-Family Mortgage
              RB, ETM
              7.400%, 12/01/08                                           216,321
  110,000   Peoria, New Public Housing RB
              4.875%, 10/01/06                                           115,629
  875,000   State Health Facilities Authority
              RB, Hinsdale, Series A, ETM,
              AMBAC
              7.000%, 11/15/19                                           944,195
                                                                       ---------
                                                                       5,166,776
            INDIANA - 1.4%
   50,000   Fort Wayne, Sewer Works
              Improvement RB, BIG
              9.625%, 8/01/05                                             52,337
  200,000   Howard County, Jail & Juvenile
              Detention Center RB, AMBAC
              6.250%, 7/15/05                                            206,172

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            MUNICIPAL BONDS - (CONTINUED)
            INDIANA - (CONTINUED)
  100,000   Lawrence, Multi-Family Housing
              RB, Pinnacle Apartments Project,
              AMT, FNMA, Mandatory Put (1)
              5.150%, 1/01/08                                            104,385
  150,000   State Health Facilities Financing
              Authority, Hospital RB, Sisters of
              St. Francis Health, Series A, MBIA
              5.000%, 11/01/09                                           161,724
  480,000   State Housing Finance Authority
              RB, Single-Family Mortgage,
              Series A-3, AMT, GNMA, FNMA
              5.375%, 1/01/23                                            495,691
                                                                       ---------
                                                                       1,020,309
            IOWA - 0.4%
  240,000   Polk County, Hospital Facility
              RB, ETM
              7.750%, 7/01/06                                            254,623
   65,000   Sioux City, Hospital RB, St. Lukes
              Medical Center Project, ETM
              6.375%, 9/01/06                                             68,264
                                                                       ---------
                                                                         322,887
            KANSAS - 4.3%
2,995,000   Sedgwick & Shawnee Counties,
              Single-Family Mortgage RB,
              Series A, AMT, GNMA,
              FNMA (8)
              3.250%, 6/01/27                                          3,215,791
                                                                       ---------
            KENTUCKY - 2.4%
  250,000   Anderson County, School District
              Finance RB, School Building,
              Series A
              5.650%, 8/01/06                                            256,765
1,345,000   State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                         1,430,824
   80,000   State Turnpike Authority RB,
              ETM (3)
              6.625%, 7/01/08                                             87,065
   50,000   State Turnpike Authority Toll Road
              RB, ETM
              6.125%, 7/01/08                                             53,751
                                                                       ---------
                                                                       1,828,405
            LOUISIANA - 0.7%
  265,000   Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage, Series A,
              AMT, GNMA, FNMA
              5.850%, 10/01/32                                           274,400

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------
            LOUISIANA - (CONTINUED)
   90,000   Jefferson Parish, Hospital Service
              District No. 1 RB, ETM
              7.250%, 1/01/09                                             99,147
   85,000   Monroe-West Monroe,
              Single-Family Mortgage
              RB, ETM
              7.200%, 8/01/10                                             95,687
   55,000   State Public Facilities Authority
              Hospital RB, Pendleton Memorial
              Methodist Hospital, ETM
              5.000%, 6/01/08                                             59,317
                                                                       ---------
                                                                         528,551
            MARYLAND - 1.6%
1,185,000   State Health & Higher Education
              RB, Howard County General
              Hospital, ETM
              5.500%, 7/01/13                                          1,240,695
                                                                       ---------
            MASSACHUSETTS - 1.6%
1,200,000   State Health & Educational
              Facilities Authority RB, Daughters
              of Charity-Carney, Series D,
              Pre-Refunded @ 100 (2)
              6.100%, 7/01/06                                          1,240,464
                                                                       ---------
            MICHIGAN - 1.5%
  700,000   Detroit/Wayne County, Stadium
              Authority RB, FGIC
              5.250%, 2/01/09                                            758,667
  285,000   Kalamazoo, Hospital Finance
              Authority RB, Bronson Methodist,
              Series A, Pre-Refunded @ 100 (2)
              6.375%, 5/15/05                                            292,085
   65,000   State Strategic Funding RB, Solid
              Waste Disposal, Waste
              Management Project, AMT,
              Mandatory Put (1)
              4.200%, 12/01/05                                            65,926
                                                                       ---------
                                                                       1,116,678
            MINNESOTA - 0.0%
   30,000   Columbia Heights, Capital
              Appreciation GO (6)
              1.508%, 9/01/08                                             23,745
                                                                       ---------
            MISSISSIPPI - 7.0%
1,235,000   Mississippi Business Finance RB,
              TT&W Farm Products Project,
              AMT, (LOC: National Bank)
              6.900%, 7/01/10                                          1,292,798

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            MUNICIPAL BONDS - (CONTINUED)
            MISSISSIPPI - (CONTINUED)
  130,000   Mississippi Development Bank RB,
              Special Obligation, Oktibbeha
              County Hospital Revenue Project
              5.550%, 7/01/05                                            132,833
  260,000   Mississippi Development Bank RB,
              Special Obligation, Three Rivers
              Solid Waste Project
              4.650%, 7/01/06                                            269,308
3,580,000   Mississippi Home Corporation RB,
              Single-Family Mortgage, Series A,
              AMT, FNMA, GNMA, USDA
              3.150%, 6/01/20                                          3,548,281
                                                                      ----------
                                                                       5,243,220
            MISSOURI - 4.1%
1,455,000   Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put (LOC: Boone
              County National Bank) (1)
              5.125%, 5/01/05                                          1,462,450
            Pacific, Industrial Development
              Authority RB, Clayton Project,
              AMT (LOC: Commerce
              Bank N.A.)
  720,000     6.450%, 5/01/17                                            744,818
  720,000     6.200%, 5/01/12                                            746,129
  100,000   St. Charles County, Industrial
              Development Authority RB,
              Garden View Care Center Project,
              AMT (LOC: U.S. Bank NA)
              5.400%, 11/15/16                                           103,710
                                                                      ----------
                                                                       3,057,107
            NEBRASKA - 0.4%
  100,000   Madison County, Hospital
              Authority RB, Faith Regional
              Healthcare Services Project,
              RADIAN
              4.850%, 7/01/09                                            107,280
  205,000   State Investment Finance Authority
              RB, Multi-Family Housing,
              Wycliffe West, Series A, FNMA,
              Mandatory Put (1)
              5.500%, 12/01/05                                           207,597
                                                                      ----------
                                                                         314,877
            NEVADA - 1.4%
  530,000   Carson City, Hospital RB, Tahoe
              Hospital Project, Series A,
              RADIAN
              2.300%, 9/01/07                                            525,177

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            NEVADA - (CONTINUED)
            Henderson, Local Improvement
              Districts SA, Lake Las Vegas,
              Sub-Series B-2
  350,000     3.900%, 8/01/07                                            354,256
  100,000     3.000%, 8/01/05                                            100,389
  100,000   Las Vegas, Downtown
              Redevelopment Agency RB,
              Series A, BIG, ETM
              7.100%, 6/01/06                                            105,149
                                                                      ----------
                                                                       1,084,971
            NEW HAMPSHIRE - 0.1%
   90,000   State Business Finance Authority
              RB, Pollution Control, AMT,
              Mandatory Put (1)
              2.050%, 2/01/05                                             89,875
                                                                      ----------
            NEW JERSEY - 0.2%
   30,000   Hudson County GO
              5.125%, 8/01/08                                             31,845
  100,000   Passaic County, Utilities Authority
              RB, Solid Waste Systems Project
              4.200%, 3/01/06                                            102,524
                                                                      ----------
                                                                         134,369
            NEW MEXICO - 0.0%
   25,000   Albuqerque, Municipal School
              District No. 12 GO,
              Pre-Refunded @ 100 (2)
              4.800%, 8/01/05                                             25,565
                                                                      ----------
            NEW YORK - 1.3%
  145,000   New York City, Housing
              Development Corporation RB,
              Multi-Family Housing, Series E-1,
              AMT
              2.750%, 11/01/07                                           145,096
  100,000   New York City, New Public
              Housing Authority RB
              3.875%, 1/01/06                                            101,993
            Saratoga County, Industrial
              Development Agency RB,
              Saratoga Hospital Project,
              Series A
  445,000     5.000%, 12/01/07                                           471,126
  250,000     3.000%, 12/01/05                                           250,682
   20,000   State Housing Finance Agency RB,
              University Construction,
              Series A, ETM
              7.900%, 11/01/06                                            21,186
                                                                      ----------
                                                                         990,083

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            MUNICIPAL BONDS - (CONTINUED)
            NORTH CAROLINA - 0.1%
   95,000   State Medical Care Community
              Hospital RB, Memorial Mission
              Hospital Project, ETM
              7.625%, 10/01/08                                           106,231
                                                                       ---------
            NORTH DAKOTA - 0.4%
  330,000   State Housing Finance Agency RB,
              Home Mortgage Program,
              Series A, AMT
              5.200%, 7/01/19                                            337,900
                                                                       ---------
            OHIO - 4.6%
  105,000   Cuyahoga County, Deaconess
              Hospital Project RB, ETM
              6.750%, 11/01/09                                           115,254
   55,000   Franklin County, First Mortgage
              RB, OCLC Project, ETM
              7.500%, 6/01/09                                             60,846
2,930,000   Franklin County, Hospital RB,
              Holy Cross Health System,
              MBIA
              5.200%, 6/01/05                                          2,946,584
  180,000   State Building Authority RB, State
              Correctional Facility, Series C
              9.750%, 10/01/05                                           185,774
  150,000   State Economic Development RB,
              Enterprise-Plastics Project,
              Series 1, AMT
              1.850%, 6/01/05                                            149,870
                                                                       ---------
                                                                       3,458,328
            OKLAHOMA - 0.1%
   45,000   Oklahoma City, New Public
              Housing Authority RB
              5.125%, 12/01/05                                            46,549
                                                                       ---------
            PENNSYLVANIA - 10.4%
   10,000   Berks County GO, Second Series,
              MBIA
              3.100%, 11/15/08                                            10,220
   65,000   Carbon County, Hospital Authority
              RB, Gnaden Huetten Memorial
              Hospital Project, AMBAC,
              Pre-Refunded @ 100 (2)
              10.000%, 7/01/05                                            68,106

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            PENNSYLVANIA - (CONTINUED)
   25,000   Delaware County, Industrial
              Development Authority RB,
              Martins Run Project
              6.000%, 12/15/06                                            24,734
  240,000   Lakeland, School District
              GO, ETM
              8.875%, 8/15/10                                            288,029
  250,000   Leesport, Borough Authority Sewer
              RB, Pre-Refunded @ 100 (2)
              5.250%, 11/15/06                                           259,647
2,000,000   Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                         2,110,000
  185,000   New Brighton, Area School
              Authority RB, ETM, MBIA,
              Pre-Refunded @ 100 (2)
              5.900%, 11/15/04                                           188,276
2,000,000   Philadelphia, Authority for
              Industrial Development RB,
              PGH Development Corporation
              5.500%, 7/01/10                                          2,070,400
  135,000   Philadelphia, Hospitals Authority
              RB, Thomas Jefferson University
              Hospital, ETM
              7.000%, 7/01/08                                            147,712
  350,000   Pittsburgh GO, Series B, FGIC
              5.000%, 3/01/08                                            358,466
            State Higher Educational Facilities
              Authority RB, University of
              Pennsylvania Health Services,
              Series A
  500,000     5.700%, 1/01/11                                            519,355
1,750,000     5.600%, 1/01/10                                          1,815,783
                                                                       ---------
                                                                       7,860,728
            RHODE ISLAND - 3.5%
2,035,000   State Housing & Mortgage
              Financing RB, Rental Housing
              Project, Series A, Hud Section 8
              5.650%, 10/01/07                                         2,054,048
   80,000   State Turnpike & Bridge Authority
              RB, Series A, ETM
              4.500%, 2/01/06                                             81,614
  500,000   Warwick GO, Series A, MBIA
              6.600%, 11/15/06                                           501,940
                                                                       ---------
                                                                       2,637,602

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            MUNICIPAL BONDS - (CONTINUED)
            SOUTH DAKOTA - 0.2%
  125,000   State Lease Revenue Trust COP,
              Series B, FSA
              6.500%, 9/01/08                                            136,097
                                                                      ----------
            TENNESSEE - 0.6%
  430,000   State Housing Development
              Agency RB, Homeownership
              Program, Series 1D
              4.700%, 7/01/15                                            432,679
                                                                      ----------
            TEXAS - 0.5%
  515,000   Harris County, Municipal Utility
              District No. 203 GO, Waterworks
              & Sewer System, MBIA,
              Pre-Refunded @ 47.889 (2) (6)
              0.877%, 9/01/05                                            242,874
  100,000   San Antonio, Electric & Gas RB,
              Series 2000
              5.800%, 2/01/06                                            102,874
                                                                      ----------
                                                                         345,748
            UTAH - 0.4%
  300,000   State Building Ownership
              Authority RB, State Facilities
              Master Lease Program, Series A
              5.600%, 5/15/05                                            300,933
                                                                      ----------
            VIRGINIA - 3.4%
  710,000   Fauquier County, Industrial
              Development Authority RB,
              RADIAN
              5.000%, 10/01/05                                           729,291
  110,000   Petersburg GO, FGIC
              4.950%, 3/01/07                                            111,101
1,500,000   Poplar Hill, Community
              Development Authority, COP,
              Series A, USDA
              5.500%, 9/01/34                                          1,505,850
  250,000   Rivanna, Water & Sewer Authority
              RB, Regional Water & Sewer
              Treatment System
              4.600%, 10/01/05                                           253,045
                                                                      ----------
                                                                       2,599,287
            WASHINGTON - 0.3%
  205,000   King County GO, Series B
              4.500%, 1/01/13                                            205,166
                                                                      ----------

PRINCIPAL
 AMOUNT $                                                               VALUE $
----------                                                              -------

            WEST VIRGINIA - 0.1%
   85,000   Cabell, Putnam, & Wayne
              Counties, Single-Family
              Residential Mortgage RB,
              ETM, FGIC
              7.375%, 4/01/10                                             95,061
                                                                      ----------
            WISCONSIN - 10.7%
3,405,000   Central Brown County, Water
              Authority BAN
              1.500%, 8/01/05                                          3,390,733
  900,000   Oshkosh, Industrial Development
              Authority RB, Don Evans Project,
              AMT, Mandatory Put (LOC:
              Marshall & Ilslay) (1)
              5.500%, 12/01/11                                           946,332
1,500,000   State Health & Educational
              Facilities RB, Aurora Health
              Care, MBIA
              5.000%, 8/15/09                                          1,625,175
2,000,000   State Housing & Economic
              Development Authority RB,
              AMT, Series E
              5.800%, 9/01/17                                          2,075,740
                                                                      ----------
                                                                       8,037,980
            PUERTO RICO - 0.4%
  255,000   Puerto Rico Commonwealth,
              Aqueduct & Sewer Authority
              RB, ETM
              5.900%, 7/01/06                                            263,828
                                                                      ----------
            TOTAL MUNICIPAL BONDS
             (Cost $73,038,512)                                       72,890,526
                                                                      ----------
            CORPORATE
            OBLIGATIONS - 4.0%
2,814,000   IIS/Syska Holdings Energy (5)
              3.900%, 8/15/08                                          2,775,448
  250,000   Kidspeace National Centers of
              Georgia, USDA (3) (7)
              4.500%, 12/01/28                                           254,593
                                                                      ----------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $3,057,134)                                        3,030,041
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2004

 SHARES                                                              VALUE $
 ------                                                              -------

            SHORT-TERM
            INVESTMENT - 1.9%
1,415,500   Blackrock Munifund,
              Institutional Shares, 1.52%                             1,415,500
                                                                   ------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $1,415,500)                                       1,415,500
                                                                   ------------
            TOTAL
              INVESTMENTS - 102.6%
              (Cost $77,511,146)                                     77,336,067
                                                                   ------------
            OTHER ASSETS LESS
              LIABILITIES - (2.6)%                                   (1,984,600)
                                                                   ------------
            TOTAL NET
              ASSETS - 100.0%                                      $ 75,351,467
                                                                   ============

(1) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(2) Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(3) Variable Rate Security -- Rate disclosed is as of October 31, 2004.

(4) Security purchased on a when-issued basis.

(5) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions.

(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(7) Private Placement Security.

(8) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2004.

AMT -- Income from security may be subject to alternative minimum tax.

BAN -- Bond Anticipation Note

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

LOC -- Letter of Credit

NA -- National Association

RB -- Revenue Bond

SA -- Special Assessment

TA -- Tax Allocation

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

BIG -- BIG Guaranty

FGIC -- Federal Guaranty Insurance Company

FHA -- Federal Housing Administration

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

USDA -- USDA Guaranty

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004


                                                                                     U.S. LARGE               U.S.
                                                                                     CAP EQUITY          OPPORTUNITIES
                                                                                        FUND                  FUND
                                                                                    ------------         -------------
ASSETS
   Investments in securities, at value - Note 2 ..........................          $  8,772,950          $ 73,068,208
   Foreign currency, at value ............................................                    --                    --
   Dividends and tax reclaims receivable .................................                 9,989                31,574
   Interest receivable ...................................................                    60                 8,413
   Receivable for securities sold ........................................                78,860             1,233,025
   Receivable for Fund shares sold .......................................                    --               376,160
   Prepaid expenses ......................................................                 7,839                20,130
   Deferred offering costs - Note 2 ......................................                    --                    --
   Due from Investment Advisor - Note 3 ..................................                    --                    --
                                                                                    ------------          ------------
         TOTAL ASSETS ....................................................             8,869,698            74,737,510
LIABILITIES
   Income distributions payable ..........................................                    --                    --
   Payable for securities purchased ......................................               110,067               806,417
   Payable for Fund shares redeemed ......................................               295,339                87,965
   Unrealized depreciation on foreign currency contracts .................                    --                    --
   Investment advisory fees payable - Note 3 .............................                 4,299                34,552
   Administrative fees payable - Note 3 ..................................                    --                17,276
   Sub-administration fees payable - Note 3 ..............................                 1,480                13,645
   Distribution fees payable - Note 3 ....................................                    --                    --
   Trustees' fees payable - Note 5 .......................................                   710                 7,847
   Accrued expenses and other liabilities ................................                23,790                91,043
                                                                                    ------------          ------------
         TOTAL LIABILITIES ...............................................               435,685             1,058,745
                                                                                    ------------          ------------
      NET ASSETS .........................................................          $  8,434,013          $ 73,678,765
                                                                                    ============          ============
NET ASSETS
   Capital paid-in .......................................................          $ 14,070,781          $ 55,918,139
   Undistributed net investment income ...................................                    --                    --
   Accumulated net realized gain (loss) on investments ...................            (6,587,165)            8,417,413
   Net unrealized appreciation (depreciation) on investments and
     foreign currency translations .......................................               950,397             9,343,213
                                                                                    ------------          ------------
   NET ASSETS ............................................................          $  8,434,013          $ 73,678,765
                                                                                    ============          ============
Investor Shares:
   Net assets ............................................................          $  8,434,013          $ 73,678,765
   Total shares outstanding at end of period .............................             2,258,930             3,763,473
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ...................................          $       3.73          $      19.58

Advisor Shares:
   Net assets ............................................................          $         --          $         --
   Total shares outstanding at end of period .............................                    --                    --
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ...................................          $         --          $         --

Cost of securities .......................................................          $  7,822,553          $ 63,724,995
Cost of foreign currency .................................................          $         --          $         --

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

                                                                                                                     SHORT-TERM
                                                                                                    MUNICIPAL        MUNICIPAL
                                                                                 INTERNATIONAL         BOND             BOND
                                                                                      FUND             FUND             FUND
                                                                                 -------------     ------------     ------------
ASSETS
   Investments in securities, at value - Note 2 ..........................        $  5,208,708     $ 48,614,853     $ 77,336,067
   Foreign currency, at value ............................................                   3               --               --
   Dividends and tax reclaims receivable .................................              36,573               --               --
   Interest receivable ...................................................                 122          665,726        1,091,568
   Receivable for securities sold ........................................              17,164           50,000          230,000
   Receivable for Fund shares sold .......................................                  --               --               --
   Prepaid expenses ......................................................              10,983            5,252            5,279
   Deferred offering costs - Note 2 ......................................                  --            6,090            6,090
   Due from Investment Advisor - Note 3 ..................................               5,838            6,428            1,143
                                                                                  ------------     ------------     ------------
         TOTAL ASSETS ....................................................           5,279,391       49,348,349       78,670,147
LIABILITIES
   Income distributions payable ..........................................                  --            7,033            5,441
   Payable for securities purchased ......................................              15,914        1,545,473        3,117,985
   Payable for Fund shares redeemed ......................................                  --           29,150           63,535
   Unrealized depreciation on foreign currency contracts .................                   5               --               --
   Investment advisory fees payable - Note 3 .............................                  --               --               --
   Administrative fees payable - Note 3 ..................................                 986            7,739           12,458
   Sub-administration fees payable - Note 3 ..............................                 865               --               --
   Distribution fees payable - Note 3 ....................................                  --              383              270
   Trustees' fees payable - Note 5 .......................................                 427            3,898            6,167
   Accrued expenses and other liabilities ................................              28,261           85,556          112,824
                                                                                  ------------     ------------     ------------
         TOTAL LIABILITIES ...............................................              46,458        1,679,232        3,318,680
                                                                                  ------------     ------------     ------------
      NET ASSETS .........................................................        $  5,232,933     $ 47,669,117     $ 75,351,467
                                                                                  ============     ============     ============
NET ASSETS
   Capital paid-in .......................................................        $ 18,037,887     $ 47,602,620     $ 75,619,314
   Undistributed net investment income ...................................              69,912           29,676            3,471
   Accumulated net realized gain (loss) on investments ...................         (13,579,651)        (340,019)         (96,239)
   Net unrealized appreciation (depreciation) on investments and
     foreign currency translations .......................................             704,785          376,840         (175,079)
                                                                                  ------------     ------------     ------------
   NET ASSETS ............................................................        $  5,232,933     $ 47,669,117     $ 75,351,467
                                                                                  ============     ============     ============
Investor Shares:
   Net assets ............................................................        $  5,232,933     $ 45,780,721     $ 74,031,283
   Total shares outstanding at end of period .............................             739,122        4,525,990        7,425,814
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ...................................        $       7.08     $      10.12     $       9.97

Advisor Shares:
   Net assets ............................................................        $         --     $  1,888,396     $  1,320,184
   Total shares outstanding at end of period .............................                  --          186,791          132,480
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ...................................        $         --     $      10.11     $       9.97

Cost of securities .......................................................        $  4,506,052     $ 48,238,013     $ 77,511,146
Cost of foreign currency .................................................        $          3     $         --     $         --

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2004


                                                                                          U.S. LARGE          U.S.
                                                                                          CAP EQUITY      OPPORTUNITIES
                                                                                             FUND             FUND
                                                                                         ------------     -------------
INVESTMENT INCOME
   Dividend income ...............................................................       $    164,372     $    498,217
   Interest income ...............................................................              7,771           20,204
   Foreign taxes withheld ........................................................                 --           (1,098)
                                                                                         ------------     ------------
       TOTAL INCOME ..............................................................            172,143          517,323
EXPENSES
   Investment advisory fees - Note 3 .............................................             69,957          324,848
   Sub-administration fees - Note 3 ..............................................             23,353          156,398
   Administrative fees - Note 3 ..................................................                 --          162,424
   Distribution fees - Note 3 ....................................................                 --               --
   Transfer agent fees ...........................................................             89,478          124,670
   Legal fees ....................................................................             18,323           82,158
   Insurance .....................................................................             16,416           25,442
   Registration fees .............................................................             15,331           28,145
   Audit fees ....................................................................              8,069           40,951
   Trustees' fees - Note 5 .......................................................              7,877           51,016
   Printing expenses .............................................................              3,250           25,894
   Custodian fees ................................................................              3,014           24,443
   Amortized deferred offering costs .............................................                 --               --
   Other .........................................................................              2,895            7,663
                                                                                         ------------     ------------
       TOTAL EXPENSES ............................................................            257,963        1,054,052
   Expenses waived by Investment Advisor - Note 3 ................................            (69,957)              --
   Reimbursement from Investment Advisor - Note 3 ................................             (1,418)              --
   Custody Offset - Note 2 .......................................................                 --               --
                                                                                         ------------     ------------
       NET EXPENSES ..............................................................            186,588        1,054,052
                                                                                         ------------     ------------
       NET INVESTMENT INCOME (LOSS) ..............................................            (14,445)        (536,729)
                                                                                         ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ..................................            205,840        9,382,001
   Net realized loss on foreign currency transactions ............................                 --               --
                                                                                         ------------     ------------
         Net realized gain (loss) on investments and
           foreign currency transactions .........................................            205,840        9,382,001
                                                                                         ------------     ------------
   Change in net unrealized appreciation (depreciation) on investments ...........            494,235        2,353,816
   Change in net unrealized appreciation on foreign currency translations ........                 --               --
                                                                                         ------------     ------------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign currency translations ......................            494,235        2,353,816
                                                                                         ------------     ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) .................................            700,075       11,735,817
                                                                                         ------------     ------------

   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .............................................................       $    685,630     $ 11,199,088
                                                                                         ============     ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2004

                                                                                                                        SHORT-TERM
                                                                                                        MUNICIPAL        MUNICIPAL
                                                                                     INTERNATIONAL        BOND             BOND
                                                                                          FUND            FUND*            FUND*
                                                                                     -------------    ------------     ------------
INVESTMENT INCOME
   Dividend income ............................................................      $    153,580     $      8,272     $     20,004
   Interest income ............................................................               227        1,073,216        1,181,495
   Foreign taxes withheld .....................................................           (12,226)              --               --
                                                                                     ------------     ------------     ------------
       TOTAL INCOME ...........................................................           141,581        1,081,488        1,201,499
EXPENSES
   Investment advisory fees - Note 3 ..........................................            29,385          128,440          192,643
   Sub-administration fees - Note 3 ...........................................            14,886               --               --
   Administrative fees - Note 3 ...............................................            13,223           70,780          106,216
   Distribution fees - Note 3 .................................................                --            1,791            2,269
   Transfer agent fees ........................................................            44,071           74,932           83,942
   Legal fees .................................................................            15,716           48,862           71,895
   Insurance ..................................................................            15,833               --               --
   Registration fees ..........................................................            14,617            6,730            9,062
   Audit fees .................................................................            10,200           30,234           46,120
   Trustees' fees - Note 5 ....................................................             5,239           16,689           25,547
   Printing expenses ..........................................................             1,847           23,908           34,238
   Custodian fees .............................................................            24,957            7,486            9,080
   Deferred offering costs ....................................................                --           30,447           30,447
   Other ......................................................................             7,251           15,234           14,931
                                                                                     ------------     ------------     ------------
       TOTAL EXPENSES .........................................................           197,225          455,533          626,390
   Expenses waived by Investment Advisor - Note 3 .............................           (29,385)        (128,440)        (192,643)
   Reimbursement from Investment Advisor - Note 3 .............................           (94,363)        (145,341)        (161,230)
   Custody Offset - Note 2 ....................................................                --           (3,378)          (5,394)
                                                                                     ------------     ------------     ------------
       NET EXPENSES ...........................................................            73,477          178,374          267,123
                                                                                     ------------     ------------     ------------
       NET INVESTMENT INCOME (LOSS) ...........................................            68,104          903,114          934,376
                                                                                     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ...............................           596,337         (321,385)         (96,239)
   Net realized loss on foreign currency transactions .........................            (6,644)              --               --
                                                                                     ------------     ------------     ------------
         Net realized gain (loss) on investments and
           foreign currency transactions ......................................           589,693         (321,385)         (96,239)
                                                                                     ------------     ------------     ------------
   Change in net unrealized appreciation (depreciation) on investments ........           103,545          376,840         (175,079)
   Change in net unrealized appreciation on foreign currency translations .....             9,195               --               --
                                                                                     ------------     ------------     ------------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign currency translations ...................           112,740          376,840         (175,079)
                                                                                     ------------     ------------     ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................           702,433           55,455         (271,318)
                                                                                     ------------     ------------     ------------

   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................................      $    770,537     $    958,569     $    663,058
                                                                                     ============     ============     ============

* Fund commenced investment activities on December 31, 2003.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                              U.S. LARGE CAP                 U.S. OPPORTUNITIES
                                                                                EQUITY FUND                         FUND
                                                                      -----------------------------     ---------------------------
                                                                          2004            2003              2004           2003
                                                                      ------------     ------------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .....................................    $    (14,445)    $    (10,556)    $   (536,729)  $   (489,128)
Net realized gain (loss) on investments and
   foreign currency transactions .................................         205,840         (656,090)       9,382,001        983,233
Change in unrealized appreciation (depreciation)
   on investments and foreign currency translations ..............         494,235        2,440,722        2,353,816     10,492,256
                                                                      ------------     ------------     ------------   ------------
Net increase in net assets resulting from operations .............         685,630        1,774,076       11,199,088     10,986,361
                                                                      ------------     ------------     ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ..................................................              --               --               --             --
Advisor Shares ...................................................              --               --               --             --
From net realized gains
Investor Shares ..................................................              --               --               --     (1,118,816)
                                                                      ------------     ------------     ------------   ------------
                                                                                --               --               --     (1,118,816)
                                                                      ------------     ------------     ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..................................................         507,288          568,657       56,177,111     24,082,756
Reinvestment of distributions ....................................              --               --               --      1,051,517
Redemption of shares .............................................      (1,860,631)      (2,715,553)     (40,480,952)   (36,865,417)
Redemption fees ..................................................              --               --              693             --
Issuance of merger shares -- Note 10 .............................              --               --               --      6,789,513
                                                                      ------------     ------------     ------------   ------------
Total increase (decrease) from Investor Share transactions .......      (1,353,343)      (2,146,896)      15,696,852     (4,941,631)
                                                                      ------------     ------------     ------------   ------------
ADVISOR SHARES:
Sales of shares ..................................................              --               --               --             --
Reinvestment of distributions ....................................              --               --               --             --
Redemption of shares .............................................              --               --               --             --
                                                                      ------------     ------------     ------------   ------------
Total increase from Advisor Share transactions ...................              --               --               --             --
                                                                      ------------     ------------     ------------   ------------
Net increase (decrease) in net assets from share transactions ....      (1,353,343)      (2,146,896)      15,696,852     (4,941,631)
                                                                      ------------     ------------     ------------   ------------
Total increase (decrease) in net assets ..........................        (667,713)        (372,820)      26,895,940      4,925,914
NET ASSETS
Beginning of Year ................................................       9,101,726        9,474,546       46,782,825     41,856,911
                                                                      ------------     ------------     ------------   ------------
End of Year ......................................................    $  8,434,013     $  9,101,726     $ 73,678,765   $ 46,782,825
                                                                      ============     ============     ============   ============
Undistributed net investment income ..............................    $         --     $         --     $         --   $         --
                                                                      ============     ============     ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ..................................................         139,141          143,884        3,075,655      1,784,077
Reinvestment of distributions ....................................              --               --               --         82,472
Redemption of shares .............................................        (502,928)        (954,653)      (2,203,598)    (2,790,838)
Shares issued from merger -- Note 10 .............................              --               --               --        485,309
                                                                      ------------     ------------     ------------   ------------
Net increase (decrease) in Investor Shares .......................        (363,787)        (810,769)         872,057       (438,980)
                                                                      ============     ============     ============   ============
ADVISOR SHARES:
Sales of shares ..................................................              --               --               --             --
Reinvestment of distributions ....................................              --               --               --             --
Redemption of shares .............................................              --               --               --             --
                                                                      ------------     ------------     ------------   ------------
Net increase in Advisor Shares ...................................              --               --               --             --
                                                                      ============     ============     ============   ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                                                                        SHORT-TERM
                                                                               INTERNATIONAL              MUNICIPAL      MUNICIPAL
                                                                                   FUND                   BOND FUND      BOND FUND
                                                                      -----------------------------     ------------   ------------
                                                                          2004             2003             2004*          2004*
                                                                      ------------     ------------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .....................................    $     68,104     $    119,375     $    903,114   $    934,376
Net realized gain (loss) on investments and
   foreign currency transactions .................................         589,693         (803,971)        (321,385)       (96,239)
Change in unrealized appreciation (depreciation)
   on investments and foreign currency translations ..............         112,740        1,857,151          376,840       (175,079)
                                                                      ------------     ------------     ------------   ------------
Net increase in net assets resulting from operations .............         770,537        1,172,555          958,569        663,058
                                                                      ------------     ------------     ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ..................................................        (121,800)        (131,557)        (873,555)      (915,570)
Advisor Shares ...................................................              --               --          (18,517)       (15,335)
From net realized gains
Investor Shares ..................................................              --          (66,015)              --             --
                                                                      ------------     ------------     ------------   ------------
                                                                          (121,800)        (197,572)        (892,072)      (930,905)
                                                                      ------------     ------------     ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..................................................       4,075,378           92,306       60,518,988     89,836,487
Reinvestment of distributions ....................................         108,512          167,429          771,353        839,770
Redemption of shares .............................................      (5,841,651)      (1,420,930)     (15,549,336)   (16,379,473)
Redemption fees ..................................................               5              915               --             --
Issuance of merger shares -- Note 10 .............................              --               --               --             --
                                                                      ------------     ------------     ------------   ------------
Total increase (decrease) from Investor Share transactions .......      (1,657,756)      (1,160,280)      45,741,005     74,296,784
                                                                      ------------     ------------     ------------   ------------
ADVISOR SHARES:
Sales of shares ..................................................              --               --        2,880,710      2,498,894
Reinvestment of distributions ....................................              --               --           18,517         12,886
Redemption of shares .............................................              --               --       (1,037,612)    (1,189,250)
                                                                      ------------     ------------     ------------   ------------
Total increase from Advisor Share transactions ...................              --               --        1,861,615      1,322,530
                                                                      ------------     ------------     ------------   ------------
Net increase (decrease) in net assets from share transactions ....      (1,657,756)      (1,160,280)      47,602,620     75,619,314
                                                                      ------------     ------------     ------------   ------------
Total increase (decrease) in net assets ..........................      (1,009,019)        (185,297)      47,669,117     75,351,467
NET ASSETS
Beginning of Year ................................................       6,241,952        6,427,249               --             --
                                                                      ------------     ------------     ------------   ------------
End of Year ......................................................    $  5,232,933     $  6,241,952     $ 47,669,117   $ 75,351,467
                                                                      ============     ============     ============   ============
Undistributed net investment income ..............................    $     69,912     $    130,252     $     29,676   $      3,471
                                                                      ============     ============     ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ..................................................         594,036           17,341        6,019,760      8,985,688
Reinvestment of distributions ....................................          16,798           31,891           77,107         84,356
Redemption of shares .............................................        (852,238)        (264,530)      (1,570,877)    (1,644,230)
Shares issued from merger -- Note 10 .............................              --               --               --             --
                                                                      ------------     ------------     ------------   ------------
Net increase (decrease) in Investor Shares .......................        (241,404)        (215,298)       4,525,990      7,425,814
                                                                      ============     ============     ============   ============
ADVISOR SHARES:
Sales of shares ..................................................              --               --          287,627        249,913
Reinvestment of distributions ....................................              --               --            1,844          1,295
Redemption of shares .............................................              --               --         (102,680)      (118,728)
                                                                      ------------     ------------     ------------   ------------
Net increase in Advisor Shares ...................................              --               --          186,791        132,480
                                                                      ============     ============     ============   ============

*  Fund commenced investment activities on December 31, 2003.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD


                                                              NET REALIZED AND                          DISTRIBUTIONS
                                                              UNREALIZED GAINS                             FROM NET
                                                                (LOSSES) ON                             REALIZED GAIN
                                  NET ASSET                     INVESTMENTS                 DIVIDENDS  ON INVESTMENTS
                                    VALUE,        NET           AND FOREIGN    TOTAL FROM   FROM NET    AND FOREIGN    DISTRIBUTIONS
                                  BEGINNING    INVESTMENT         CURRENCY     INVESTMENT  INVESTMENT     CURRENCY      FROM RETURN
                                  OF PERIOD   INCOME (LOSS)     TRANSACTIONS   OPERATIONS    INCOME     TRANSACTIONS     OF CAPITAL
                                  ---------   -------------     ------------   ----------    ------     ------------     ----------
U.S. LARGE CAP EQUITY FUND
 Investor Shares
   2004 ......................     $ 3.47        $   --(b)          $ 0.26       $ 0.26      $   --        $   --        $   --
   2003 ......................       2.76            --(b)            0.71         0.71          --            --            --
   2002 ......................       3.55         (0.03)             (0.75)       (0.78)         --            --         (0.01)
   2001 ......................       4.95            --(b)           (1.40)       (1.40)         --            --            --
   2000 ......................       6.73         (0.02)              1.26         1.24          --         (2.68)        (0.34)
U.S. OPPORTUNITIES FUND
 Investor Shares
   2004 ......................     $16.18        $   --(b)          $ 3.40**     $ 3.40      $   --        $   --        $   --
   2003 ......................      12.57         (0.16)              4.11         3.95          --         (0.34)           --
   2002 ......................      15.17         (0.10)             (1.15)       (1.25)         --         (1.35)           --
   2001 ......................      18.01         (0.13)              0.59         0.46          --         (3.30)           --
   2000 ......................      12.79         (0.08)              5.30         5.22          --            --            --
INTERNATIONAL FUND
 Investor Shares
   2004 ......................     $ 6.37        $ 0.09             $ 0.75       $ 0.84      $(0.13)       $   --        $   --
   2003 ......................       5.37          0.10               1.08         1.18       (0.12)        (0.06)           --
   2002 ......................       7.26          0.04              (1.13)       (1.09)         --         (0.80)           --
   2001 ......................      16.74          0.09              (2.38)       (2.29)      (0.31)        (6.88)           --
   2000 ......................      17.02          0.15               1.24         1.39       (0.07)        (1.60)           --
MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................     $10.00        $ 0.24             $ 0.11       $ 0.35      $(0.23)       $   --        $   --
 Advisor Shares
   2004* .....................     $10.00        $ 0.21             $ 0.11       $ 0.32      $(0.21)       $   --        $   --
SHORT-TERM MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................     $10.00        $ 0.15             $(0.03)      $ 0.12      $(0.15)       $   --        $   --
 Advisor Shares
   2004* .....................     $10.00        $ 0.13             $(0.03)      $ 0.10      $(0.13)       $   --        $   --

*   Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover
    Rate.

**  Includes redemption fees. Amounts was less than $0.01 per share.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note
    3). Total return calculations for a period of less than one year are not annualized.

(b) Amount was less than $(0.01) per share.

(c) Net assets as of October 31, 2000 reflect the U.S. Large Cap Equity Fund's acquisition of the net assets of Schroder Large
    Capitalization Equity Fund as of September 11, 2000.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD






                                                  NET ASSET                    NET ASSETS,
                                      TOTAL      VALUE, END      TOTAL           END OF
                                  DISTRIBUTIONS   OF PERIOD    RETURN(a)      PERIOD (000)
                                  -------------   ---------    ---------      ------------
U.S. LARGE CAP EQUITY FUND
 Investor Shares
   2004 ......................        $   --        $ 3.73         7.49%        $  8,434
   2003 ......................            --          3.47        25.72            9,102
   2002 ......................         (0.01)         2.76       (22.05)           9,475
   2001 ......................            --          3.55       (28.28)          19,447
   2000 ......................         (3.02)         4.95        18.73           48,327(c)
U.S. OPPORTUNITIES FUND
 Investor Shares
   2004 ......................        $   --        $19.58        21.01%        $ 73,679
   2003 ......................         (0.34)        16.18        32.13           46,783
   2002 ......................         (1.35)        12.57        (9.91)          41,857
   2001 ......................         (3.30)        15.17         3.25           28,096
   2000 ......................            --         18.01        40.81           63,637
INTERNATIONAL FUND
 Investor Shares
   2004 ......................        $(0.13)       $ 7.08        13.31%        $  5,233
   2003 ......................         (0.18)         6.37        22.66            6,242
   2002 ......................         (0.80)         5.37       (17.20)           6,427
   2001 ......................         (7.19)         7.26       (24.96)          20,850
   2000 ......................         (1.67)        16.74         8.02          105,363
MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................        $(0.23)       $10.12         3.53%        $ 45,781
 Advisor Shares
   2004* .....................        $(0.21)       $10.11         3.21%        $  1,888
SHORT-TERM MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................        $(0.15)       $ 9.97         1.26%        $ 74,031
 Advisor Shares
   2004* .....................        $(0.13)       $ 9.97         1.05%        $  1,320

                                                                                RATIO OF
                                      RATIO OF             RATIO OF          NET INVESTMENT
                                     EXPENSES TO          EXPENSES TO       INCOME (LOSS) TO
                                  AVERAGE NET ASSETS  AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                      (INCLUDING          (EXCLUDING           (INCLUDING
                                       WAIVERS,             WAIVERS,             WAIVERS,        PORTFOLIO
                                    REIMBURSEMENTS       REIMBURSEMENTS      REIMBURSEMENTS       TURNOVER
                                     AND OFFSETS)          AND OFFSETS)        AND OFFSETS)         RATE
                                  ------------------  ------------------   ------------------    ---------
U.S. LARGE CAP EQUITY FUND
 Investor Shares
   2004 ......................            2.00%               2.77%              (0.15)%             50%
   2003 ......................            2.39                3.56               (0.13)              61
   2002 ......................            2.01                2.22               (0.75)              57
   2001 ......................            1.50                1.76               (0.08)              62
   2000 ......................            1.40                1.55               (0.79)             195
U.S. OPPORTUNITIES FUND
 Investor Shares
   2004 ......................            1.62%               1.62%              (0.83)%            144%
   2003 ......................            1.93                2.25               (1.22)             162
   2002 ......................            1.49                1.50               (0.75)              81
   2001 ......................            1.49                1.83               (0.79)             105
   2000 ......................            1.18                1.18               (0.55)             172
INTERNATIONAL FUND
 Investor Shares
   2004 ......................            1.25%               3.36%               1.16%             136%
   2003 ......................            1.25                3.27                2.09               50
   2002 ......................            1.14                1.94                0.60              111
   2001 ......................            0.99                1.41                0.57              146
   2000 ......................            0.99                1.14                0.54              132
MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................            0.55%               1.41%               2.82%              46%
 Advisor Shares
   2004* .....................            0.80%               1.64%               2.49%              46%
SHORT-TERM MUNICIPAL BOND FUND
 Investor Shares
   2004* .....................            0.55%               1.30%               1.95%              17%
 Advisor Shares
   2004* .....................            0.80%               1.44%               1.68%              17%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into three separate investment portfolios: Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund and Schroder International Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees ("Trustees"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

The Schroder International Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Schroder International Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Fund will typically value non-U.S. securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

EQUITY-LINKED WARRANTS: The Schroder International Fund may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

OFFERING COSTS: Offering costs, which include typesetting and prospectus printing and the preparation of the initial registration statement of the Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund are being amortized over a twelve-month period from the Funds' inception on December 31, 2003.

CUSTODY OFFSET: The Schroder Municipal Bond Fund and the Schroder Short-Term Municipal Bond Fund have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The custodian fees shown on the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for each of Schroder U.S. Opportunities Fund and Schroder International Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2004 to the annual rate of 0.45% of that Fund's average daily net assets. This contractual limitation has been extended through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

Effective February 10, 2004, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder International Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from the Fund.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.25% of the average daily net assets of Schroder U.S. Opportunities Fund; and 0.225% of the average daily net assets of Schroder International Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services ("SEI") and
Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. Under the agreements with SEI, the Funds pay fees to SEI based on the combined average daily net assets of all the Funds according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

In order to limit the Funds' expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the year ended October 31, 2004, to the extent a Fund's Investor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder U.S. Large Cap Equity Fund: 2.00%; Schroder U.S. Opportunities Fund: 2.00%; Schroder International Fund: 1.25%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. These contractual expense limitations have been extended through October 31, 2005. For the period ended October 31, 2004, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary to pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These contractual expense limitations have been extended through October 31, 2005.

The Schroder Municipal Bond and Short-Term Municipal Bond Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. Prior to July 1, 2003, Schroder International Fund imposed a 2.00% redemption fee on shares redeemed three months or less from their date of purchase. These charges are intended principally to cover transaction costs and other costs and expenses that each Fund incurs (directly and indirectly) in connection with these redemptions. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after May 1, 2004, with respect to Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund, and only to Fund shares purchased on or after November 1, 2000, with respect to Schroder International Fund. The redemption fees paid to the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds for the year ended October 31, 2004 totaled $0, $693 and $5, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year or period ended October 31, 2004 were as follows:

                                                     PURCHASES         SALES AND MATURITIES
                                                    -----------        --------------------
Schroder U.S. Large Cap Equity Fund ..........      $ 4,666,264            $ 5,622,679
Schroder U.S. Opportunities Fund .............       97,745,617             84,445,699
Schroder International Fund ..................        7,657,511              9,349,168
Schroder Municipal Bond Fund .................       64,498,741             17,596,226
Schroder Short-Term Municipal Bond Fund ......       77,346,971              8,811,206

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and foreign currency transactions. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2004, the Funds reclassified the following permanent amounts between paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss):

                                                                        INCREASE (DECREASE)     INCREASE (DECREASE)
                                                       DECREASE          UNDISTRIBUTED NET          ACCUMULATED
                                                   PAID IN CAPITAL       INVESTMENT INCOME     REALIZED GAIN (LOSS)
                                                   ---------------       -----------------     --------------------
Schroder U.S. Large Cap Equity Fund ...........       $ (14,445)             $  14,445              $      --
Schroder U.S. Opportunities Fund ..............              --                536,729               (536,729)
Schroder International Fund ...................              --                 (6,644)                 6,644
Schroder Municipal Bond Fund ..................              --                 18,634                (18,634)

These reclassifications had no impact on the net asset value of the Funds and are presented to show each Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

The tax character of dividends and distributions paid during the years or periods ended October 31, 2004 and October 31, 2003 were as follows:

                                                   ORDINARY        TAX-EXEMPT     LONG-TERM
                                                    INCOME           INCOME      CAPITAL GAIN         TOTAL
                                                  ----------       ----------    ------------       ----------
Schroder U.S. Opportunities Fund
    2004 .....................................    $       --       $       --      $       --       $       --
    2003 .....................................            --               --       1,118,816        1,118,816
Schroder International Fund
    2004 .....................................       121,800               --              --          121,800
    2003 .....................................       197,572               --              --          197,572
Schroder Municipal Bond Fund
    2004* ....................................        60,062          832,010              --          892,072
Schroder Short-Term Municipal Bond Fund
    2004* ....................................        62,985          867,920              --          930,905

* Fund commenced investment activities on December 31, 2003.

As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                           TOTAL
                                                                                                                       DISTRIBUTABLE
                       UNDISTRIBUTED    UNDISTRIBUTED   UNDISTRIBUTED    CAPITAL        UNREALIZED        OTHER          EARNINGS
                          ORDINARY        TAX-EXEMPT      LONG-TERM        LOSS        APPRECIATION     TEMPORARY      (ACCUMULATED
                           INCOME           INCOME      CAPITAL GAIN   CARRYFORWARD   (DEPRECIATION)   DIFFERENCES        LOSSES)
                       -------------    -------------   -------------  ------------   --------------   -----------    --------------
Schroder U.S.
   Large Cap
   Equity Fund . ....    $       --       $      --      $       --    $ (6,547,421)    $  910,653     $       --     $ (5,636,768)
Schroder U.S.
   Opportunities
   Fund .............     1,951,100              --       7,227,455              --      8,582,066              5       17,760,626
Schroder
   International
   Fund .............        69,911              --              --     (13,526,652)       651,787             --      (12,804,954)
Schroder
   Municipal
   Bond Fund ........        18,966          32,429              --        (338,378)       377,838        (24,358)          66,497
Schroder
   Short-Term
   Municipal
   Bond Fund ........         1,883          25,946              --         (96,239)      (175,079)       (24,358)        (267,847)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

As of October 31, 2004, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                                  EXPIRATION
                                                                                     DATES
                                                                      AMOUNT      OCTOBER 31,
                                                                      ------      -----------
Schroder U.S. Large Cap Equity Fund ................               $3,282,767         2009
                                                                    2,512,657         2010
                                                                      751,997         2011
Schroder International Fund ........................                9,172,530         2009
                                                                    3,440,360         2010
                                                                      913,762         2011
Schroder Municipal Bond Fund .......................                  338,378         2012
Schroder Short-Term Municipal Bond Fund ............                   96,239         2012

During the year ended October 31, 2004, capital loss carryforwards that were utilized to offset gains were as follows:

                                                         AMOUNT
                                                        --------
Schroder U.S. Large Cap Equity Fund ...........         $106,596
Schroder U.S. Opportunities Fund ...............         392,336
Schroder International Fund ....................         447,836

At October 31,  2004,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                            GROSS UNREALIZED         NET UNREALIZED
                                                      IDENTIFIED            ----------------          APPRECIATION
                                                       TAX COST      APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                       --------      ------------   --------------   --------------
Schroder U.S. Large Cap Equity Fund ..........        $ 7,862,297    $ 1,182,235     $  (271,582)      $   910,653
Schroder U.S. Opportunities Fund .............         64,486,142     10,051,675      (1,469,609)        8,582,066
Schroder International Fund ..................          4,559,050        756,395        (106,737)          649,658
Schroder Municipal Bond Fund .................         48,237,015        534,782        (156,944)          377,838
Schroder Short-Term Municipal Bond Fund ......         77,511,146        196,825        (371,904)         (175,079)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2004

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2004 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                                                    5% OR GREATER SHAREHOLDERS
                                                                                   ----------------------------
                                                                                   NUMBER        % OF FUND HELD
                                                                                   ------        --------------
Schroder U.S. Large Cap Equity Fund...........................................        2               24.84%
Schroder U.S. Opportunities Fund...............................................       5               73.48
Schroder International Fund...................................................        2               83.93
Schroder Municipal Bond Fund..................................................        2               76.98
Schroder Short-Term Municipal Bond Fund.......................................        2               79.75

NOTE 10 -- MERGER

As of the close of business on June 20, 2003, Schroder U.S. Opportunities Fund acquired all the net assets of Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the shareholders of Schroder Ultra Fund on May 30, 2003.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                                 AT CLOSE OF BUSINESS JUNE 20, 2003
                                                       ----------------------------------------------------
                                                        SCHRODER          SCHRODER U.S.
                                                       ULTRA FUND       OPPORTUNITIES FUND    MERGED ASSETS
                                                       ----------       ------------------    -------------
Net Assets* .............................             $ 6,789,513          $36,984,609         $43,774,122
Net Unrealized Gain/
  Accumulated Losses ....................               1,339,446            4,387,556           5,727,002
Shares Outstanding ......................               1,351,112            2,643,981           3,129,290
Net Asset Value Per Share ...............             $      5.03          $     13.99         $     13.99

----------
* Net assets for the Schroder Ultra Fund was $6,789,513 which included accumulated losses of $1,202 and unrealized gains of $1,340,648.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder International Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund (constituting Schroder Capital Funds (Delaware)), and Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (constituting Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 17, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROXY VOTING

A description of the Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the Funds' Statement of Additional Information.

FORM N-Q

The Funds file their schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the fund's actual return, the results may not be used to estimate the actual ending balance of an account in the fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                              BEGINNING         ENDING             NET         EXPENSES
                                               ACCOUNT          ACCOUNT         ANNUALIZED       PAID
                                                VALUE           VALUE             EXPENSE       DURING
                                               4/30/04         10/31/04           RATIOS        PERIOD*
-----------------------------------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------
Actual Expenses                               $1,000.00       $1,013.60            2.00%       $   10.12
Hypothetical Example for
   Comparison Purposes                         1,000.00        1,015.08            2.00            10.13
-----------------------------------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------
Actual Expenses                               $1,000.00       $1,077.00            1.43%       $    7.49
Hypothetical Example for
   Comparison Purposes                         1,000.00        1,017.92            1.43             7.28
-----------------------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------
Actual Expenses                               $1,000.00       $1,041.20            1.25%       $    6.41
Hypothetical Example for
   Comparison Purposes                         1,000.00        1,018.85            1.25             6.34
-----------------------------------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                             $1,000.00       $1,037.80            0.55%       $    2.82
  Advisor Shares                               1,000.00        1,035.50            0.80             4.11
Hypothetical Example for
  Comparison Purposes
  Investor Shares                             $1,000.00       $1,022.37            0.55%       $    2.80
  Advisor Shares                               1,000.00        1,021.10            0.80             4.08
-----------------------------------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                             $1,000.00       $1,014.60            0.55%       $    2.79
  Advisor Shares                               1,000.00        1,013.40            0.80             4.04
Hypothetical Example for
  Comparison Purposes
  Investor Shares                             $1,000.00       $1,022.37            0.55%       $    2.80
  Advisor Shares                               1,000.00        1,021.12            0.80             4.06
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

Additional  information  regarding  the  Trustees  is  included  in  the  Funds'
Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                                     TERM OF
                                                                     OFFICE
                                                                       AND
                                           POSITION(S)               LENGTH
NAME, AGE                                 HELD WITH THE              OF TIME
AND ADDRESS                                  TRUSTS                  SERVED
--------------------------------------------------------------------------------------------
TRUSTEES

Hon. David N. Dinkins*, 77                   Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                         Since 1994
New York, NY 10022

Peter E. Guernsey*, 83                       Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                     Since 1975 (SCF(D))
New York, NY 10022                                               Since 1993 (SST)

John I. Howell*, 88                          Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                     Since 1975 (SCF(D))
New York, NY 10022                                              Since 1993 (SST)

Peter S. Knight*, 53                         Trustee            Indefinite Corp.
875 Third Avenue, 22nd Fl.                                         Since 1993
New York, NY 10022


Peter L. Clark**, 40                       Trustee and             Indefinite
875 Third Avenue, 22nd Fl.                  Chairman               Since 3/03
New York, NY 10022




William L. Means*, 68                        Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                         Since 1997
New York, NY 10022

Clarence F. Michalis*, 82                    Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                     Since 1969 (SCF(D))
New York, NY 10022                                              Since 1993 (SST)

Hermann C. Schwab*, 84                       Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                     Since 1969 (SCF(D))
New York, NY 10022                                              Since 1993 (SST)

James D. Vaughn*, 59                         Trustee               Indefinite
875 Third Avenue, 22nd Fl.                                         Since 12/03
New York, NY 10022*


----------
*  Also serves as a member of the Audit Committees for each Trust.

** Trustee who is deemed to be an "interested person" of the Trusts as defined in the 1940 Act is referred to as an "Interested Trustee." Mr.
   Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                                             NUMBER OF SERIES                    OTHER
                                                PRINCIPAL                     IN FUND COMPLEX                DIRECTORSHIPS
NAME, AGE                                     OCCUPATION(S)                     OVERSEEN BY                     HELD BY
AND ADDRESS                                DURING PAST 5 YEARS                BOARD MEMBER***                BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES

Hon. David N. Dinkins*, 77         Professor, Columbia University School             5            None
875 Third Avenue, 22nd Fl.         of International and Public Affairs
New York, NY 10022

Peter E. Guernsey*, 83             Formerly, Senior Vice President,                  5            None
875 Third Avenue, 22nd Fl.         Marsh & McLennan, Inc.
New York, NY 10022

John I. Howell*, 88                Private Consultant since 1987                     6            American Life Assurance Co. of New
875 Third Avenue, 22nd Fl.                                                                        York; United States Life Insurance
New York, NY 10022                                                                                Co. of the City of New York; First
                                                                                                  SunAmerica Life Insurance Co.

Peter S. Knight*, 53               Managing Director, MetWest Financial.             6            Medicis Pharmaceutical Corp.
875 Third Avenue, 22nd Fl.         Former President of Sage Venture
New York, NY 10022                 Partners. Former Partner, Wunder,
                                   Knight Law Firm.

Peter L. Clark**, 40               Chief Executive Officer, SIMNA Inc. and           5            None
875 Third Avenue, 22nd Fl.         SIMNALtd., 3/03-Present. Executive Vice
New York, NY 10022                 President, SIMNAInc. and SIMNA Ltd.,
                                   12/01-2/03. Managing Director and Head
                                   of Emerging Markets, JPMorgan/JPMorgan
                                   Investment Management, 1986-2001.

William L. Means*, 68              Formerly, Chief Investment Officer,               5            None
875 Third Avenue, 22nd Fl.         Alaska Permanent Fund Corporation
New York, NY 10022

Clarence F. Michalis*, 82          Chairman of the Board of Directors,               6            None
875 Third Avenue, 22nd Fl.         Josiah Macy, Jr., Foundation
New York, NY 10022

Hermann C. Schwab*, 84             Formerly, consultant to Schroder Capital          5            None
875 Third Avenue, 22nd Fl.         Management International Inc.
New York, NY 10022

James D. Vaughn*, 59               Formerly, Managing Partner,                       6            None
875 Third Avenue, 22nd Fl.         Deloitte & Touche (Denver Office)
New York, NY 10022*

----------
*** The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series
    Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                   TERM OF
                                                                                   OFFICE
                                                                                     AND
                                      POSITION(S)                                  LENGTH
NAME, AGE                            HELD WITH THE                                 OF TIME
AND ADDRESS                             TRUSTS                                     SERVED
------------------------------------------------------------------------------------------------------------
OFFICERS

Mark A. Hemenetz, 48                    President and                            Indefinite
875 Third Avenue, 22nd Fl.        Principal Executive Officer                  Since May 2004
New York, NY 10022







Alan M. Mandel, 47                 Treasurer and Principal                       Indefinite
875 Third Avenue, 22nd Fl.         Financial and Accounting                      Since 1998
New York, NY 10022                          Officer


Barbara Brooke Manning, 57         Chief Compliance Officer                      Indefinite
875 Third Avenue, 22nd Fl.                                                       Since 2004
New York, NY 10022



Carin F. Muhlbaum, 42                 Vice President and                         Indefinite
875 Third Avenue, 22nd Fl.                 Secretary                     Vice President since 1998;
New York, NY 10022                                                          Secretary since 2001



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               PRINCIPAL
NAME, AGE                                                    OCCUPATION(S)
AND ADDRESS                                               DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------
OFFICERS

Mark A. Hemenetz, 48                           Chief Operating Officer, Director and
875 Third Avenue, 22nd Fl.                     Executive Vice President, Schroder
New York, NY 10022                             Investment Management North America
                                               Inc. ("Schroder"); Chairman and Director,
                                               Schroder Fund Advisors Inc. President and
                                               Principal Executive Officer of the Trusts.
                                               Formerly, Executive Vice President and
                                               Director of Investment Management, Bank
                                               of New York.

Alan M. Mandel, 47                             First Vice President, Schroder; Chief
875 Third Avenue, 22nd Fl.                     Operating Officer, Treasurer and Director,
New York, NY 10022                             Schroder Fund Advisors Inc.; Treasurer and
                                               Chief Financial Officer of the Trusts.

Barbara Brooke Manning, 57                     Senior Vice President, Director and Chief
875 Third Avenue, 22nd Fl.                     Compliance Officer, Schroder and Schroder
New York, NY 10022                             Fund Advisors Inc.; Chief Compliance Officer
                                               of the Trusts. Formerly, Senior Manager,
                                               Ernst & Young LLP.

Carin F. Muhlbaum, 42                          Senior Vice President and General Counsel,
875 Third Avenue, 22nd Fl.                     Schroder; Senior Vice President, Director,
New York, NY 10022                             Secretary and General Counsel, Schroder
                                               Fund Advisors Inc.; Vice President and
                                               Secretary of the Trusts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2004, each portfolio is designated the following items with regard to distributions paid during the year.

                                                  LONG TERM        LONG TERM
                                                  (20% RATE)       (15% RATE)       ORDINARY
                                                 CAPITAL GAIN     CAPITAL GAIN       INCOME          TAX-EXEMPT
FUND                                             DISTRIBUTION     DISTRIBUTION    DISTRIBUTIONS       INTEREST
----                                             ------------     ------------    -------------       --------
Schroder Emerging Markets Fund (4) ........           0.00%           0.00%           100.00%           0.00%
Schroder U.S. Large Cap Equity Fund .......           0.00%           0.00%             0.00%           0.00%
Schroder U.S. Opportunities Fund ..........           0.00%           0.00%             0.00%           0.00%
Schroder International Fund ...............           0.00%           0.00%           100.00%           0.00%
Schroder Small Capitalization Value Fund (4)          0.00%          85.78%            14.22%           0.00%
Schroder Municipal Bond Fund ..............           0.00%           0.00%             4.63%          95.37%
Schroder Short-Term Municipal Bond Fund ...           0.00%           0.00%             6.77%          93.23%

                                                                  QUALIFYING                           FOREIGN
                                                                 FOR CORPORATE      QUALIFYING           TAX
                                                     TOTAL       DIVIDENDS REC.      DIVIDEND        WITHHOLDING
FUND                                             DISTRIBUTIONS   DEDUCTION (1)      INCOME (2)      PASS THRU (3)
----                                             -------------   -------------      ----------      -------------
Schroder Emerging Markets Fund (4) ........          100.00%         0.00%             75.07%          15.85%
Schroder U.S. Large Cap Equity Fund .......            0.00%         0.00%              0.00%           0.00%
Schroder U.S. Opportunities Fund ..........            0.00%         0.00%              0.00%           0.00%
Schroder International Fund ...............          100.00%         0.00%            100.00%          10.04%
Schroder Small Capitalization Value Fund (4)         100.00%         9.20%              9.00%           0.00%
Schroder Municipal Bond Fund ..............          100.00%         0.00%              0.00%           0.00%
Schroder Short-Term Municipal Bond Fund ...          100.00%         0.00%              0.00%           0.00%

(1) Qualifying  dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column  represents the amount of "Qualifying  Dividend  Income" as created by the Jobs and Growth Tax Relief  Reconciliation  Act of 2003 and is  reflected  as a  percentage  of  "Ordinary  Income
    Distributions."  It is the  intention of each of the  aforementioned  funds to designate  the maximum  amount permitted by law.

(3) Foreign tax credit pass thru  represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."

(4) The Schroder Small Capitalization Value Fund and the Schroder Emerging Markets Fund liquidated on October 21,
    2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

































--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

































--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I.    INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o     Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II.   INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III.  OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

[LOGO OMITTED] SCHRODERS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Peter L. Clark (CHAIRMAN)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab
                               James D. Vaughn

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               42710

[LOGO OMITTED] SCHRODERS

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Pricewaterhouse Coopers LLP Related to the Trust

Pricewaterhouse Coopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
---------------------------------------------------------------------------------------------------------------------------
(a)  Audit         $65,000           N/A               $0                $83,200           N/A               $0
     Fees(1)

---------------------------------------------------------------------------------------------------------------------------
(b)  Audit-Related $0                $0                $0                $0                $0                $0
     Fees

---------------------------------------------------------------------------------------------------------------------------
(c)  Tax           $9,100            $0                $0                $11,400           $0                $0
     Fees(2)

---------------------------------------------------------------------------------------------------------------------------
(d)  All           $0                $0                $0                $0                $0                $0
     Other
     Fees
---------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2) Review of excise tax calculations, preparation of excise tax returns and preparation and signing of Federal and required state tax returns.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

         ---------------------------------------------------------------
                                            2004             2003
         ---------------------------------------------------------------
         Audit-Related Fees                 N/A               N/A

         ---------------------------------------------------------------
         Tax Fees                            0%               0%

         ---------------------------------------------------------------
         All Other Fees                     N/A               N/A

         ---------------------------------------------------------------


(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Pricewaterhouse Coopers LLP for the last two fiscal years were $567,800 and $2,603,200 for 2004 and 2003, respectively.

(h) All non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved pursuant to paragraph (c)(7)(ii) of Regulation S-X.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2004 through October 31, 2004 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), and Section 906 of the Sarbanes Oxley Act of 2002, also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schroder Capital Funds (Delaware)


By (Signature and Title)*                  /s/Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz, Principal Executive
                                           Officer

Date January 6, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz, Principal Executive
                                           Officer

Date January 6, 2005


By (Signature and Title)*                  /s/Alan M. Mandel
                                           -------------------------------------
                                           Alan M. Mandel, Treasurer and
                                           Chief Financial Officer

Date January 6, 2005
* Print the name and title of each signing officer under his or her signature.